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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Genomic Health, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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Genomic Health, Inc.
301 Penobscot Drive
Redwood City, California 94063
(650) 556-9300

April 24, 2014

Dear Stockholder:

        You are cordially invited to attend the 2014 Annual Meeting of Stockholders of Genomic Health, Inc. The meeting will be held at 10:00 a.m., Pacific Time, on Thursday, June 5, 2014, at Seaport Center, 459 Seaport Court, Redwood City, California 94063.

        The formal notice of the Annual Meeting and the Proxy Statement has been made a part of this invitation.

        Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, please promptly vote. Your shares cannot be voted unless you sign, date and return the enclosed proxy, vote by telephone or the Internet, vote as instructed by your broker, or attend the Annual Meeting in person.

        We have also enclosed a copy of our 2013 Annual Report to Stockholders.

        We look forward to seeing you at the meeting.

Sincerely,
Kimberly J. Popovits President and Chief Executive Officer and Chairman of the Board

Genomic Health, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Thursday, June 5, 2014

To our Stockholders:

        Genomic Health, Inc. will hold its Annual Meeting of Stockholders at 10:00 a.m., Pacific Time, on Thursday, June 5, 2014 at Seaport Center, 459 Seaport Court, Redwood City, California 94063.

        We are holding this Annual Meeting:

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  to elect eight directors to serve until the 2015 Annual Meeting or until their successors are duly elected and qualified;

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  to approve the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan;

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  to approve the Genomic Health, Inc. Executive Cash Bonus Plan;

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  to approve, on a non-binding advisory basis, the compensation of our named executive officers;

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  to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014; and

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  to transact such other business as may properly come before the Annual Meeting and any adjournments or postponements of the Annual Meeting.

        Stockholders of record at the close of business on April 11, 2014 are entitled to notice of and to vote at this meeting and any adjournments or postponements of the Annual Meeting.

        It is important that your shares be represented at this meeting. Even if you plan to attend the meeting, we hope that you will vote promptly. Please review the instructions on page 2 of the attached Proxy Statement regarding your voting options.

By Order of the Board of Directors

G. Bradley Cole
Chief Operating Officer and Secretary
Redwood City, California April 24, 2014

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held on June 5, 2014.

The Proxy Statement and Annual Report are available at
www.proxydocs.com/ghdx

Genomic Health, Inc.
301 Penobscot Drive
Redwood City, California 94063

PROXY STATEMENT

Information Concerning Voting and Solicitation

        This Proxy Statement is being furnished to you in connection with the solicitation by the board of directors of Genomic Health, Inc., a Delaware corporation ("we," "us," "our," "Genomic Health" or the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at Seaport Center, 459 Seaport Court, Redwood City, California 94063 on Thursday, June 5, 2014, at 10:00 a.m., Pacific Time, and any postponement or adjournment thereof (the "Annual Meeting").

        This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 24, 2014.

Questions and Answers About
the Proxy Materials and the Annual Meeting

What proposals will be voted on at the Annual Meeting?

        Five proposals will be voted on at the Annual Meeting:

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  The election of directors;

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  The approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan;

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  The approval of the Genomic Health, Inc. Executive Cash Bonus Plan;

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  A non-binding advisory vote on the compensation of our executive officers; and

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  The ratification of the appointment of the independent registered public accounting firm for 2014.

What are the Board's recommendations?

        Our board recommends that you vote:

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  "FOR" election of each of the nominated directors;

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  "FOR" approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan;

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  "FOR" approval of the Genomic Health, Inc. Executive Cash Bonus Plan;

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  "FOR" approval, on a non-binding advisory basis, of the compensation of our named executive officers; and

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  "FOR" ratification of the appointment of the independent registered public accounting firm for 2014.

Will there be any other items of business on the agenda?

        We do not expect any other items of business because the deadline for stockholder proposals and nominations has already passed. Nonetheless, in case there is an unforeseen need, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might be brought before the meeting. Those persons intend to vote that proxy in accordance with their best judgment.

Who is entitled to vote?

        Stockholders of record at the close of business on April 11, 2014 (the "Record Date") may vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of the Company's common stock held as of the Record Date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

        Stockholder of Record.    If your shares are registered directly in your name with Genomic Health's transfer agent, Computershare Trust Company, N.A., you are considered, with respect to those shares, the stockholder of record. The Proxy Statement, Annual Report and proxy card have been sent directly to you by Genomic Health.

        Beneficial Owner.    If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. The Proxy Statement and Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.

How do I vote?

  Stockholder of Record

        If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card, vote by telephone or vote by the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted.

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  To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive.

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  To vote using the proxy card, complete, sign and date the enclosed proxy card and return it promptly in the postage-prepaid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

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  To vote by telephone, follow the telephone voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 4, 2014 to be counted.

  •
  To vote by the Internet, follow the Internet voting instructions on the enclosed proxy card. You will be asked to provide the company number and control number from the proxy card. Your vote must be received by 11:59 p.m., Eastern Time, on June 4, 2014 to be counted.

We provide Internet voting to allow you to vote online. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

  Beneficial Owner

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you have the right to direct your broker, bank or nominee how to vote your shares by following the voting instruction form included in the mailing from that entity. Complete and mail the voting form to ensure that your vote is counted. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other nominee. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other nominee. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy.

Can I change my vote or revoke my proxy?

        If you are a stockholder of record, you may change your vote or revoke your proxy at any time prior to the vote at the Annual Meeting. If you submitted your proxy by mail, you must file with the Secretary of the Company a written notice of revocation or deliver, prior to the vote at the Annual Meeting, a valid, later-dated proxy. If you submitted your proxy by telephone or by the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be. Attendance at the Annual Meeting will not have the effect of revoking a proxy unless you give written notice of revocation to the Secretary before the proxy is voted or you vote by written ballot at the Annual Meeting.

        If you are a beneficial owner of shares held in street name and you wish to change or revoke your vote, please consult the instructions provided with this proxy statement or contact your broker, bank or nominee.

How are votes counted?

        In the election of directors, you may vote "FOR" all of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees. For each of Proposals 2, 3, 4 and 5, you may vote "FOR" or "AGAINST" or "ABSTAIN." If you "ABSTAIN" as to any of these Proposals, the abstention has the same effect as a vote "AGAINST." If you provide specific instructions, your shares will be voted as you instruct. If you sign your proxy card or voting instruction form with no further instructions and you are a stockholder of record, your shares will be voted in accordance with the recommendations of the board ("FOR" all of the nominees to the board and "FOR" each of Proposals 2, 3, 4 and 5) and in the discretion of the proxy holders on any other matters that properly come before the meeting. If you hold your shares in street name, please see the next section for important information regarding voting of your shares.

What vote is required to approve each item?

        In the election of directors, the eight persons receiving the highest number of "FOR" votes at the Annual Meeting will be elected. Proposals 2, 3, 4 and 5 each require the affirmative "FOR" vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. If you hold shares beneficially in street name and do not provide your broker or nominee with voting instructions, your shares may constitute "broker non-votes." Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In the event you do not provide instructions and your broker does not have authority to vote without your instructions, your shares will not be voted on any such proposal, and will not be voted regarding the election of directors. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Is cumulative voting permitted for the election of directors?

        Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

What constitutes a quorum?

        The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of common stock outstanding on the Record Date will constitute a quorum. As of the close of business on the Record

Date, 31,229,888 shares of our common stock were outstanding. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

How are proxies solicited?

        Our employees, officers and directors may solicit proxies. We will bear the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of common stock.

IMPORTANT

        Please promptly vote by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope provided, voting by telephone or the Internet, or voting following the instructions provided by your bank, broker or nominee, so that your shares can be voted.

 Proposal 1
Election of Directors

Directors and Nominees

        At the Annual Meeting, eight persons will be elected as members of your board of directors, each for a one-year term or until their successors are elected and qualified. The Nominating and Corporate Governance Committee of the board of directors has recommended, and the board of directors has designated, the eight persons listed below for election at the Annual Meeting. The proxies given to the proxy holders will be voted or not voted as directed and, if no direction is given, will be voted "FOR" each of the nominees. Your board of directors knows of no reason why any of these nominees should be unable or unwilling to serve. However, if for any reason any nominee should be unable or unwilling to serve, the proxies will be voted for any nominee designated to fill the vacancy by your board of directors, taking into account the recommendations of the Nominating and Corporate Governance Committee.

        The names of the board of directors' nominees, their ages as of March 15, 2014, and certain biographical information about the nominees are set forth below.

Name	Age	Position with Company	Director Since
Kimberly J. Popovits	55	Chairman of the Board, President and Chief Executive Officer	2002
Julian C. Baker	47	Lead Independent Director	2001
Felix J. Baker, Ph.D.	44	Director	2012
Fred E. Cohen, M.D., D.Phil.	57	Director	2002
Samuel D. Colella	74	Director	2001
Henry J. Fuchs, M.D.	56	Director	2013
Ginger L. Graham	58	Director	2008
Randall S. Livingston	60	Director	2004

        Kimberly J. Popovits has served as our President and Chief Executive Officer since January 2009, and as Chairman of the Board since March 1, 2012. Prior to that, Ms. Popovits served as President and Chief Operating Officer from February 2002 to January 2009. From November 1987 to February 2002, Ms. Popovits served in various roles at Genentech, Inc., a biotechnology company, most recently serving as Senior Vice President, Marketing and Sales from February 2001 to February 2002, and as Vice President, Sales from October 1994 to February 2001. Prior to joining Genentech, Ms. Popovits served as Division Manager, Southeast Region, for American Critical Care, a Division of American Hospital Supply, a supplier of healthcare products to hospitals. In addition, Ms. Popovits served as a director of Nuvelo, Inc. from July 2005 until its merger with ARCA biopharma, Inc. in January 2009. Ms. Popovits holds a B.A. in Business from Michigan State University.

        Julian C. Baker is a Managing Partner of Baker Brothers Investments, which he and his brother, Felix J. Baker, Ph.D., founded in 2000. Mr. Baker's firm manages long-term investment funds, focused on publicly traded life sciences companies, for major university endowments and foundations. Mr. Baker's career as a fund-manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch Family. Previously, Mr. Baker was employed from 1988 to 1993 by the private equity investment arm of Credit Suisse First Boston Corporation. Mr. Baker is also a director of Incyte Corporation. Mr. Baker served as a director of Neurogen Corporation from May 1999 until its acquisition in December 2009 and a director of Trimeris, Inc. from April 2004 until November 2011. Mr. Baker holds an A.B. in Social Studies from Harvard University.

        Felix J. Baker, Ph.D. is a Managing Partner of Baker Brothers Investments, which he and his brother, Julian C. Baker, founded in 2000. Dr. Baker's firm manages long-term investment funds, focused on publicly traded life sciences companies, for major university endowments and foundations. Dr. Baker's career as a fund-manager began in 1994 when he co-founded a biotechnology investing partnership with the Tisch Family. Dr. Baker is also a director of Seattle Genetics, Inc., where he serves as lead independent director, and serves as the Chairman of the Board of Synageva, Inc. Dr. Baker served as a director of Ardea Biosciences, Inc. from February 2010 until its acquisition in June 2012, a director of Neurogen Corporation from May 1999 until July 2008, and a director of Trimeris, Inc. from April 2004 until November 2011. Dr. Baker holds a B.S. and Ph.D. in Immunology from Stanford University, where he also completed two years of medical school.

        Fred E. Cohen, M.D., D.Phil. is a partner at TPG, a private equity firm he joined in 2001, and serves as co-head of TPG's biotechnology group. Dr. Cohen is also a Professor of Cellular and Molecular Pharmacology at the University of California, San Francisco, where he has taught since 1988. Dr. Cohen serves as a director of BioCryst Pharmaceuticals, Inc., Five Prime Therupeutics, Inc., Quintiles Transnational Holdings Inc., Tandem Diabetes Care, Inc., Veracyte, Inc. and a number of privately held companies. Dr. Cohen holds a B.S. in Molecular Biophysics and Biochemistry from Yale University, a D.Phil. in Molecular Biophysics from Oxford University and an M.D. from Stanford University.

        Samuel D. Colella is a Managing Director of Versant Ventures, a healthcare and biotechnology venture capital firm he co-founded in 1999. Mr. Colella is also a general partner of Institutional Venture Partners, a venture capital firm he joined in 1984. Mr. Colella currently serves as the Chairman of the Board of Fluidigm Corporation and as a director of Flexion Therapeutics, Inc., Veracyte, Inc. and a number of privately held technology and biotechnology companies. Mr. Colella served as a director of Alexza Pharmaceuticals, Inc. from September 2002 to June 2012 and Jazz Pharmaceuticals, Inc. from 2004 to January 2012. Mr. Colella holds a B.S. in Business and Engineering from the University of Pittsburgh and an M.B.A. from the Stanford Graduate School of Business.

        Henry J. Fuchs., M.D. has served as the Executive Vice President and Chief Medical Officer of BioMarin Pharmaceutical Inc., a biopharmaceutical company since March 2009. Dr. Fuchs was Executive Vice President and Chief Medical Officer of Onyx Pharmaceuticals, Inc., a biopharmaceutical company from September 2005 to December 2008 and served in multiple roles of increasing responsibility at Ardea Biosciences, Inc., a biotechnology company, first as Vice President, Clinical Affairs, then as President and Chief Operating Officer, and finally as President and Chief Executive Officer, from October 1996 until June 2005. From 1987 to 1996, Dr. Fuchs held various positions at Genentech Inc., a biotechnology company. Dr. Fuchs serves as a director of Mirati Therapeutics, Inc. and served as a director of Ardea Biosciences, Inc. from November 2001 to June 2012. Dr. Fuchs holds a B.A. in Biochemical Sciences from Harvard University, and an M.D. from George Washington University.

        Ginger L. Graham has served as President and Chief Executive Officer of Two Trees Consulting, a healthcare and executive leadership consulting firm, since November 2007. Ms. Graham served as Faculty at Harvard Business School from October 2009 to June 2012 and was Chief Executive Officer of Amylin Pharmaceuticals, Inc., a biopharmaceutical company, from September 2003 to March 2007, and served as

Amylin's President from September 2003 to June 2006. From 1994 to 2003, Ms. Graham held various positions with Guidant Corporation, including Group Chairman, Office of the President, President of the Vascular Intervention Group, and Vice President. From 1979 to 1994, Ms. Graham held various positions with Eli Lilly and Company, including President and Chief Executive Officer of Advanced Cardiovascular Systems, Inc. Ms. Graham currently serves as a director of Clovis Oncology, Inc., Walgreen Co. and a number of privately held companies. Ms. Graham served as a director of Amylin Pharmaceuticals, Inc. from November 1995 to May 2009. Ms. Graham holds a B.S. in Agricultural Economics from the University of Arkansas and an M.B.A. from Harvard University.

        Randall S. Livingston has served as Vice President for Business Affairs and Chief Financial Officer of Stanford University since 2001. Prior to 2001, Mr. Livingston spent 16 years working in Silicon Valley with several technology and life science companies as Chief Financial Officer and in various corporate development and marketing roles. Mr. Livingston currently serves as a director of eHealth, Inc. and Pacific Biosciences, Inc. Mr. Livingston holds a B.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Stanford Graduate School of Business.

Vote Required

        The eight nominees for director receiving the highest number of affirmative votes will be elected as directors.

        Your board of directors recommends a vote FOR the election of the nominees set forth above as directors of Genomic Health.

 Director Independence

        Our board of directors has determined that, except for Ms. Popovits, each individual who currently serves as a member of the board is, and each individual who served as a member of the board in 2013 was, an "independent director" within the meaning of Rule 5605 of The NASDAQ Stock Market. Ms. Popovits is not independent because Ms. Popovits is employed by the Company. All of the nominees are members of the board standing for reelection as directors. For Messrs. Baker, Colella and Livingston, Drs. Baker, Cohen, Fuchs and Myers, and Ms. Graham, the board of directors considered their relationship and transactions with the Company as directors and securityholders of the Company.

Board Meetings

        Our board of directors held 10 meetings in 2013. Each director attended at least 75% of the aggregate number of meetings of the board of directors held during the period for which such director served on our board of directors and of the committees on which such director served. The independent directors meet in regularly scheduled executive sessions at in-person meetings of the board of directors without the participation of Ms. Popovits or the other members of management. We do not have a policy that requires the attendance of directors at the Annual Meeting. One director attended our 2013 annual meeting.

Committees of the Board of Directors

        Below is a description of each committee of the board of directors. The board of directors has determined that each director who serves on the Audit, Compensation, and Nominating and Corporate Governance Committees is "independent," as that term is defined by applicable listing standards of The NASDAQ Stock Market and rules of the Securities and Exchange Commission, or SEC, and has adopted written charters for these committees. These charters are available on the investor section of our website (www.genomichealth.com).

  Audit Committee

Current Members:	Randall S. Livingston (Chair and Audit Committee Financial Expert) Fred E. Cohen, M.D., D.Phil. Ginger L. Graham
Number of Meetings in 2013:	6
Functions:
The Audit Committee provides assistance to the board of directors in fulfilling its oversight responsibilities relating to the Company's financial statements, system of internal control over financial reporting, auditing, accounting and financial reporting processes, and regulatory compliance. Other specific duties and responsibilities of the Audit Committee are to appoint, compensate, evaluate and, when appropriate, replace the Company's independent registered public accounting firm; review and pre-approve audit and permissible non-audit services; review the scope of the annual audit; monitor the independent registered public accounting firm's relationship with the Company; and meet with the independent registered public accounting firm and management to discuss and review the Company's financial statements, internal control over financial reporting, and auditing, accounting and financial reporting processes.

  Compensation Committee

Current Members:	Samuel D. Colella (Chair) Felix J. Baker, Ph.D. Henry J. Fuchs, M.D.
Number of Meetings in 2013:	6
Functions:
The Compensation Committee's primary functions are to assist the board of directors in meeting its responsibilities with regard to oversight and determination of executive compensation and to review and make recommendations with respect to major compensation plans, policies and programs of the Company. Other specific duties and responsibilities of the Compensation Committee are to review and make recommendations for approval by the independent members of the board of directors regarding compensation of our Executive Chairman of the Board, our President and Chief Executive Officer and other executive officers, and administer our stock plans and other equity-based compensation plans.

The board of directors has established a Non-Management Stock Option Committee, the members of which are Kimberly J. Popovits and G. Bradley Cole. The Committee has been delegated the authority to make awards or grants under our Stock Incentive Plan (including shares, options, or restricted stock) to new employees, other than to any member of our board of directors, individuals designated by our board of directors as "Section 16 officers, " and employees who hold the title of Vice President or above. This Committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock. In addition, in connection with the Company's annual compensation review, this Committee is authorized to grant and issue to employees who hold titles below the Vice President level restricted stock units, or RSUs, that total no more than 10,000 shares of common stock per employee.

  Nominating and Corporate Governance Committee

Current Members:	Julian C. Baker (Chair) Ginger L. Graham Henry J. Fuchs, M.D.
Number of Meetings in 2013:	2
Functions:
The Nominating and Corporate Governance Committee's primary functions are to identify qualified individuals to become members of the board of directors, determine the composition of the board and its committees and monitor a process to assess board effectiveness. Other specific duties and responsibilities of the Nominating and Corporate Governance Committee are to recommend nominees to fill vacancies on the board of directors, review and make recommendations to the board of directors with respect to candidates for director proposed by stockholders, and review on an annual basis the functioning and effectiveness of the board and its committees.

Director Nominations

        The board of directors nominates directors for election at each annual meeting of stockholders and elects new directors to fill vacancies when they arise. The Nominating and Corporate Governance Committee has the responsibility to identify, evaluate, recruit and recommend qualified candidates to the board of directors for nomination or election.

        The board of directors has as an objective that its membership be composed of experienced and dedicated individuals with diversity of backgrounds, perspectives and skills. The Nominating and Corporate Governance Committee will select candidates for director based on their character, judgment, diversity of experience, business acumen and ability to act on behalf of all stockholders. The Nominating and Corporate Governance Committee believes that nominees for director should have experience, such as experience in management or accounting and finance, or industry and technology knowledge, that may be useful to Genomic Health and the board of directors, high personal and professional ethics, and the willingness and ability to devote sufficient time to carry out effectively their duties as directors. Although the Company has no formal diversity policy for board members, the board and the Nominating and Corporate Governance Committee consider diversity of backgrounds and experiences and other forms of diversity when selecting nominees. The Nominating and Corporate Governance Committee also believes that service as director of other public companies provides experience and perspective that may be useful to Genomic Health and the board of directors, and several of our directors have served as directors of other public companies. The Nominating and Corporate Governance Committee believes it appropriate for at least one, and, preferably, multiple, members of the board of directors to meet the criteria for an "audit committee financial expert" as defined by rules of the SEC, and for a majority of the members of the board of directors to meet the definition of "independent director" under the rules of The NASDAQ Stock Market. The Nominating and Corporate Governance Committee also believes it appropriate for key members of our management to participate as members of the board of directors.

        Prior to each annual meeting of stockholders, the Nominating and Corporate Governance Committee identifies nominees by first evaluating the current directors whose term will expire at the annual meeting and who are willing to continue in service. These candidates are evaluated based on the criteria described above, including as demonstrated by the candidate's prior service as a director, and the needs of the board of directors with respect to the particular talents and experience of its directors. In the event that a director does not wish to continue in service, the Nominating and Corporate Governance Committee determines not to re-nominate the director, or a vacancy is created on the board of directors as a result of a resignation, an increase in the size of the board or other event, the Nominating and Corporate Governance Committee will consider various candidates for board membership, including those suggested by the committee members, by other board of directors members, by any executive search firm engaged by the committee or by stockholders. The Nominating and Corporate Governance Committee recommended all of the nominees for election included in this Proxy Statement.

        A stockholder who wishes to suggest a prospective nominee for the board of directors should notify Genomic Health's Secretary or any member of the Nominating and Corporate Governance Committee in writing with any supporting material the stockholder considers appropriate.

        In addition, our Bylaws contain provisions that address the process by which a stockholder may nominate an individual to stand for election to the board of directors at our annual meeting of stockholders. In order to nominate a candidate for director, a stockholder must give timely notice in writing to Genomic Health's Secretary and otherwise comply with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year's annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting, we must have received the stockholder's notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 7th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder's notice described above. Information required by the Bylaws to be in the notice includes the name and contact information for the candidate and the person making the nomination, and other information about the nominee that must be disclosed in proxy solicitations under Section 14 of the Securities Exchange Act of 1934 and the related rules and regulations under that Section.

        Stockholder nominations must be made in accordance with the procedures outlined in, and include the information required by, our Bylaws and must be addressed to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You can obtain a copy of our Bylaws by writing to the Secretary at this address.

Director Qualifications

        Set forth below is a summary of the specific experience, qualifications, attributes or skills of the nominees for the board of directors that, in addition to the experience of those nominees described in their biographies above, led our Nominating and Corporate Governance Committee and board to conclude that the nominee should serve as a member of the board:

        Ms. Popovits' role as President and Chief Executive Officer of the Company gives her strong knowledge of the Company's strategy, markets, competitors and operations. She also brings significant experience in commercial operations, sales and marketing and experience as a public company director.

        Mr. Baker is an experienced investor in many life sciences companies. Mr. Baker brings to the board significant strategic and financial expertise and leadership experience in the life sciences field as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

        Dr. Baker is an experienced investor in many life sciences companies. Dr. Baker brings to the board significant strategic and financial expertise and leadership experience in the life sciences field as a result of his investments in and service as a director of other publicly and privately held life sciences companies.

        Dr. Cohen brings significant leadership experience in the medical and finance fields through his background as an M.D. and a venture capitalist. He has extensive technical expertise relevant to the Company's business and has served as an investor in and on the boards of numerous life sciences and healthcare companies.

        Mr. Colella brings significant leadership in the life sciences industry, having founded, invested in and served on the boards of numerous publicly and privately held life sciences and healthcare companies. He also brings extensive senior management experience in a broad array of diverse businesses.

        Dr. Fuchs brings extensive experience in senior management roles in the life sciences and biopharmaceutical industries, including experience leading companies in drug and product development and commercialization. He also brings medical expertise and significant experience as a director of other publicly held life sciences and biopharmaceutical companies.

        Ms. Graham has extensive experience in senior management roles in the life sciences and healthcare industries, including experience leading companies in drug, device and product development and commercialization. She also brings significant experience as a director of publicly and privately held life sciences companies.

        Mr. Livingston brings significant experience in financial matters and extensive experience in working with emerging growth companies in the life sciences, healthcare and technology industries. Mr. Livingston also has experience as a director of publicly and privately held companies, and his breadth and depth of financial experience position him well to serve as Chair of the Audit Committee.

Board Leadership Structure and Role in Risk Oversight

        In 2012, the board of directors chose to combine the roles of chief executive officer and chairman of the board of directors. The board believes that Ms. Popovits is the director best suited to identify strategic opportunities and focus the activities of the board due to her extensive understanding of our business. The board also believes that the combined role of chairman of the board and chief executive officer promotes the effective execution of strategic initiatives and facilitates the flow of information between management and the board. While the board believes it is important to retain the organizational flexibility to determine whether the roles of chairman of the board and chief executive officer should be separated or combined in one individual, or whether to elect an independent non-executive chairman, the board currently believes that the interests of the Company and its stockholders are better served with the chief executive officer serving both roles. The board believes that the appointment of a strong lead independent director and the use of regular executive sessions of the independent, non-management directors, along with the board's strong committee system and substantial majority of independent directors, allow it to maintain effective oversight of management. In connection with the appointment of Ms. Popovits to the additional role of chairman of the board, the board appointed Julian C. Baker as the board's lead independent director. The independent directors meet in an executive session after each regular board meeting, at which the independent directors have the opportunity to discuss management performance.

        Our board of directors is responsible for overseeing the overall risk management process at the Company. The responsibility for managing risk rests with executive management while the committees of the board and the board of directors as a whole participate in the oversight process. The board's risk oversight process builds upon management's risk assessment and mitigation processes, which include reviews of long-term strategic and operational planning, executive development and evaluation, regulatory and legal compliance, and financial reporting and internal controls. The board considers strategic risks and opportunities and regularly receives reports from executive management regarding specific aspects of risk management.

Stockholder Communications with the Board of Directors

        If you wish to communicate with the board of directors, you may send your communication in writing to: Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. You must include your name and address in the written communication and indicate whether you are a stockholder of Genomic Health. The Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the appropriate director or directors or committee of the board of directors based on the subject matter.

Certain Relationships and Related Transactions

        It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Business Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of our board of directors or an independent and disinterested committee of the board.

Director Compensation

        The following table sets forth cash amounts and the value of other compensation earned by our outside directors for their service in 2013:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(2)	Option Awards ($)(3)(4)	Total ($)
Julian C. Baker	12,500	40,000	163,484	215,984
Felix J. Baker, Ph.D	2,500	40,000	163,484	205,984
Fred E. Cohen, M.D., D.Phil.	3,500	40,000	163,484	206,984
Samuel D. Colella	12,500	40,000	163,484	215,984
Henry J. Fuchs, M.D.	10,000	—	319,069	329,069
Ginger L. Graham	4,500	40,000	163,484	207,984
Randall S. Livingston	57,500	—	163,484	220,984
Woodrow A. Myers, Jr., M.D.(1)	3,500	40,000	163,484	206,984

(1)
Dr. Myers resigned from our board of directors effective January 1, 2014.

(2)
Value of restricted stock awards issued at the election of the director in lieu of some or all of his or her annual retainer, other than retainers related to serving as a committee chair or member.

(3)
Represents the aggregate fair value of options to purchase our common stock computed as of the grant date of each option in accordance with the Financial Accounting Standards Board Accounting

  Standard Codification Topic 718, Stock Compensation, or FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. See Note 9 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2013 for the assumptions made in determining these values. There can be no assurance that options will be exercised (in which case no value will be realized by the individual) or that the value on exercise will approximate the fair value as computed in accordance with FASB ASC Topic 718. In 2013, each outside director other than Dr. Fuchs who continued to serve as a director following our 2013 annual meeting received an option to purchase 8,250 shares of our common stock. In July 2013, the Compensation Committee approved an increase in the annual award to each outside director from 8,250 shares to 10,000 shares of options to purchase our common stock and an increase in initial grants to outside directors from 16,500 shares to 20,000 shares of options to purchase our common stock. As a result, each outside director received a supplemental 2013 award, consisting of a prorated adjustment of options to purchase 1,515 shares of our common stock, and Dr. Fuchs received an option to purchase 20,000 shares of common stock when he joined our board.

(4)
The following table sets forth the aggregate number of shares of common stock underlying option awards outstanding at December 31, 2013:

Name	Number of Shares
Felix J. Baker, Ph.D.	26,265
Julian C. Baker	67,515
Fred E. Cohen, M.D., D.Phil.	59,265
Samuel D. Colella	67,515
Henry J. Fuchs, M.D.	20,000
Ginger L. Graham	59,265
Randall S. Livingston	64,515
Woodrow A. Myers, Jr., M.D.	18,015

        Directors who are our employees do not receive any fees for their service on our board of directors. During 2013, Ms. Popovits was our only employee director.

        For 2013, our outside directors received an annual retainer of $40,000. Directors other than committee chairs receive annual fees paid prospectively on a quarterly basis to membership on committees as follows: Audit Committee members—$7,000; Compensation Committee members—$5,000; and Nominating and Corporate Governance Committee members—$2,000. Effective July 2013, the annual fees paid for service as a committee chair were increased as follows: Audit Committee chair fees increased from $15,000 to $20,000; Compensation Committee chair fees increased from $10,000 to $15,000 and Nominating and Corporate Governance Committee chair fees increased from zero to $5,000. Outside directors have the option to elect to receive some or all of their retainers (other than retainers for serving as committee chair or committee membership) in the form of restricted stock that vests immediately when the associated quarterly retainer amount is paid. We also provide reimbursement to our outside directors for reasonable expenses in connection with attendance at board of director and committee meetings.

        In addition to compensation for services as a member of the board, outside directors also are eligible to receive nondiscretionary, automatic grants of stock options under our 2005 Stock Incentive Plan. An outside director who joins our board is automatically granted an initial option to purchase 20,000 shares upon first becoming a member of our board of directors. The amount of the initial option grant was increased from 16,500 shares effective July 2013. The initial option vests and becomes exercisable over four years, with the first 25% of the shares subject to the initial option vesting on the first anniversary of the date of grant and the remainder vesting monthly thereafter. On the first business day following each regularly scheduled annual meeting of stockholders, each outside director is automatically granted a nonstatutory option to purchase 10,000 shares of our common stock, provided the director has served on our board of directors for at least six months. The amount of the annual option grant was increased from 8,250 shares effective July 2013. These options vest and become exercisable on the first anniversary of the date of grant or immediately prior to our next annual meeting of stockholders, if earlier. The options granted to outside directors under our 2005 Stock Incentive Plan have a per share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant, a term of 10 years, and become fully vested in the event of a change in control. At December 31, 2013, options granted to outside directors with respect to an aggregate of 99,012 shares automatically accelerate upon a change of control.

Executive Compensation

Compensation Discussion and Analysis

Our Compensation Philosophy and Objectives

        We believe that compensation of our executive officers should:

  •
  encourage creation of stockholder value and achievement of strategic corporate objectives;

  •
  attract and retain qualified, skilled and dedicated executives on a long-term basis;

  •
  reward past performance and provide incentives for future performance; and

  •
  provide fair compensation consistent with our internal compensation programs.

        Our philosophy is to align the interests of our stockholders and management by linking compensation with our annual and long-term corporate and financial objectives, including through equity ownership by management. In order to attract and retain qualified personnel, we strive to offer a total compensation package competitive with select companies in the life sciences industry, taking into account relative company size, performance and geographic location as well as individual responsibilities and performance. Our compensation philosophy with respect to our executive officers now focuses on the use of a combination of cash and equity-based compensation to recruit and retain qualified, skilled and dedicated executives, although our philosophy with respect to our President and Chief Executive Officer, or CEO, has continued to focus more on equity-based compensation.

Implementing Our Objectives

        The Compensation Committee of our board of directors administers and interprets our executive compensation and benefits policies, including our stock incentive plan, and reviews and makes recommendations to the independent members of the board of directors with respect to major compensation plans, policies and programs. For 2013 compensation, the Compensation Committee evaluated the performance of Kimberly J. Popovits, our CEO, in 2013. The Compensation Committee made recommendations to the independent members of the board regarding Ms. Popovits's compensation in light of the goals and objectives of our compensation program, the Company's financial results and progress towards its strategic goals, and compensation levels of peer companies.

        Ms. Popovits and the Compensation Committee together assessed the performance of our executive officers, other than Ms. Popovits, and other members of our management committee, based on initial recommendations from Ms. Popovits. This assessment took into account the Company's financial results, its progress towards its strategic goals, compensation levels of peer companies, and the goals and objectives of the Company's compensation program. The Committee's recommendations were then submitted to the independent members of the board for their consideration and approval.

        The Compensation Committee and the independent members of our board of directors have a broad range of experience relating to executive compensation matters for similarly situated companies. In setting the level of cash and equity compensation for our executive officers, the Compensation Committee and the independent members of our board consider various factors, including the performance of the Company and the individual executive during the year, the uniqueness and relative importance of the executive's skill set to the Company, the executive's historical cash and equity compensation levels, the executive's expected future contributions to the Company, the percentage of vested versus unvested equity awards held by the executive, the level of the executive's stock ownership and the Company's compensation philosophy for all employees.

        Market Reference Data.    While the Compensation Committee did not use market benchmarks to determine its recommendations for executive compensation for 2013, the Committee reviewed market reference data to evaluate the competitiveness of our executive officers' compensation and to determine whether the total compensation paid to each of our named executive officers was reasonable in the aggregate. However, the Compensation Committee did not limit its decision to or target any particular range or level of total compensation paid to executive officers at these companies. In connection with its analysis, the Committee reviewed information prepared by Compensia Inc., an independent executive compensation consultant, comparing the compensation for members of our management committee, which includes our executive officers, with data from the Radford Global Life Sciences Compensation Survey with respect to companies with revenues between $100 million and $600 million and with 400 to 800 employees and data from SEC filings for a peer group comprised of the following 24 diagnostics and biotechnology companies:

Abaxis	ICU Medical	Omnicell
ABIOMED	Incyte	OraSure Technologies
Affymetrix	Luminex	Quidel
AngioDynamics	Medivation	Seattle Genetics
Bio-Reference Laboratories	Meridian Biosciences	Sequenom
Cepheid	Merit Medical Systems	Spectrum Pharmaceuticals
Cyberonics	Myriad Genetics	Techne
Dendreon	Natus Medical	Volcano

        The peer group used for 2013 compensation was revised from the peer group used for 2012 to include companies with a higher range of revenues to reflect the Company's growth. One company, Aveo Pharmaceuticals, was deleted from the peer group because its revenues were lower than $100 million, four companies, Caliper Life Sciences, Immucor, IRIS International and SonoSite, were acquired, and six companies, Dendreon, Incyte, Medivation, OraSure Technologies, Seattle Genetics and Techne, were added to the peer group.

        The analysis indicated that 2012 base salary for our CEO and four other members of our management committee was below the 50th percentile, while base salary for other members of our management committee approximated the 75th percentile. The analysis also indicated that, while positioning varied by individual, on average, target total cash compensation (salary plus potential bonus) for members of our management committee other than our CEO approximated the 50th percentile, while target total cash compensation for our CEO approximated the 25th percentile. According to the analysis, while positioning varied by individual, on average, target total direct compensation for members of our management committee other than our CEO approximated the 65th percentile, while target total direct compensation for our CEO approximated the 45th percentile. For purposes of this analysis, target total direct compensation generally equaled target total cash compensation plus the Black-Scholes value of options and the market value of RSUs awarded in February 2012. With respect to equity awards, the analysis indicated that, while positioning varied by individual, on average, the annual equity grant values of stock options and RSUs granted to members of our management committee other than our CEO exceeded the 75th percentile, while annual equity grant values of stock options and RSUs granted to our CEO approximated the 45th percentile.

        Equity Grant Practices.    The Compensation Committee administers our stock incentive plan for executive officers, employees and consultants, under which it grants RSUs and options to purchase our common stock. Options are granted with an exercise price equal to the fair market value of a share of our common stock on the date of grant, which is the closing price of our common stock on the date of grant. For purposes of determining grant amounts, RSUs are valued based on the fair market value of a share of our common stock on the date of grant. We do not coordinate the timing of equity award grants with the release of financial results or other material announcements by the Company; our annual equity grants are made at regularly scheduled board and Compensation Committee meetings.

        Under our equity incentive guidelines, most employees receive grants of RSUs in lieu of stock options. Employees with titles of vice president and above, including our executive officers are eligible to receive stock options and RSUs. The target percentages of equity grant value for employees with titles of vice president and above other than our CEO, Chief Financial Officer, EVP, Research and Development, and Chief Operating Officer are 50% stock options and 50% RSUs, and the target percentages for our executive officers are 75% stock options and 25% RSUs. The stock options generally vest over four years and no shares vest before the one-year anniversary of the option grant. We spread the vesting of our options over four years to compensate executives and other employees receiving options for their contribution over a period of time and to provide an incentive to focus on our longer term goals. The RSUs generally vest in three equal annual installments. In March 2014, the Compensation Committee approved awards of performance-based vesting RSUs to our executive officers, and may in the future consider awarding additional or alternative forms of equity incentives, such as grants of restricted stock and other performance-based awards.

        Employee Stock Purchase Plan.    The Company adopted an Employee Stock Purchase Plan in 2011. Executive officers are eligible to purchase shares of our common stock at a discount to market price on the same terms as made available to all eligible employees.

        Miscellaneous.    We do not enter into employment or severance contracts with our executive officers as we do not believe these types of arrangements facilitate our compensation goals and objectives. In 2013, we made up to a $1,000 matching 401(k) plan contribution for all eligible employees and executive officers, and we increased our matching contribution to a maximum of $2,000 for 2014.

        Tax Deductibility of Compensation.    We generally intend to qualify executive compensation for deductibility without limitation under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee, however, has not adopted a policy requiring all executive compensation to be deductible and may choose, to support varying corporate objectives, not to make certain elements deductible. Section 162(m) places a limit of $1,000,000 on the amount of compensation we may deduct in any one year with respect to our CEO and each of the next three most highly compensated executive officers other than our Chief Financial Officer. None of the non-exempt compensation we paid to any of our executive officers for 2013 as calculated for purposes of Section 162(m) exceeded the $1,000,000 limit.

        Stock Ownership Guidelines.    We do not have a stock ownership or stock retention policy that requires executive officers to own stock in Genomic Health or retain shares of common stock underlying options they exercise.

Elements of Executive Compensation

        Our compensation structure for executive officers consists of a combination of base salary, bonus and equity-based compensation. Because of our current culture, we do not have programs providing for personal benefit perquisites to officers. The Compensation Committee makes recommendations with respect to executive officer compensation, with compensation other than grants under our stock incentive plan to be approved by the independent members of our board of directors.

        Base Salary.    The Compensation Committee reviews base salaries for executive officers on an annual basis, adjusting salaries based on individual and Company performance and other factors discussed below.

        The Compensation Committee and independent members of our board of directors will consider adjustments to base salaries for our executives, which may be implemented over time and will depend on the Company's operating results and comparative market data. In January 2013, the independent members of our board of directors, based on the recommendation of the Compensation Committee, approved salary increases for our named executive officers other than Ms. Popovits ranging from 2.2% to 4.4%. These salary increases were effective as of February 1, 2013. The Compensation Committee noted that our CEO's base salary approximated the 50th percentile based on a December 2012 Compensia analysis, and that our CEO's target total cash compensation and target total direct compensation were somewhat below the 25th and 50th percentiles, respectively. For 2013, Ms. Popovits's base salary remained unchanged, but, as discussed below, her target bonus percentage was increased from 50% to 60% to increase the percentage of her target total cash and target total direct compensation tied to performance.

        In January 2014, the Compensation Committee, after initial determination by the independent members of our board of directors based on the recommendation of the Compensation Committee, approved salary increases for our named executive officers other than Ms. Popovits ranging from 2.8% to 6.4%, and an increase of 10.0% in the annual base salary for Ms. Popovits from $600,000 to $660,000 to approximate peer group median base salary. These salary increases were effective as of February 1, 2014.

        For both years, salary amounts were established after considering job performance and responsibilities, internal pay alignment and marketplace competitiveness, among other things.

        Annual Bonus.    We have an annual bonus pool for our employees that is tied to corporate and operational goals. The potential for actual awards under the plan could either exceed or be less than the funding target depending on corporate and individual performance. Corporate performance objectives are established and measured for each half of a year, with the results averaged to determine the funding pool for members of our management committee, including our executive officers.

        For 2013, the eligible bonus pool for all employees other than members of our management committee was 30% of those employees' total base salary for commercial vice presidents, 25% of those employees' total base salary for vice presidents who are not commercial vice presidents and who were not management committee members, 15% of those employees' total base salary for directors and 10% of those employees' total base salary for all other employees, but there were no preset limitations on minimum or maximum bonus amounts for any employee. The corporate performance objectives for the bonus pool for our non-executive employees were approved by the Compensation Committee and our board of directors for the first half and second half of the year. To better align target cash compensation with market and increase the emphasis on pay for performance, the Compensation Committee and the independent members of our board of directors over past several years have increased the percentage of base salary represented by target bonus amounts. For 2013, the funding target for Ms. Popovits was increased to 60% of her annual base salary to increase the emphasis on pay for performance, while funding targets for each of our executive officers other than Ms. Popovits remained unchanged from 2013. For 2013, the funding targets for each of our executive officers were the following percentages of his or her annual base salary: Ms. Popovits—60%; Mr. Cole, Dr. Shak and Mr. Schorno—40%; and Ms. Hibbs—35%.

        While bonuses for non-executive employees were based in part on achievement of corporate goals established by our executive officers and board of directors, bonuses for executive officers were determined by the Compensation Committee and independent members of our board of directors at the time of their annual compensation review based on their assessment of corporate and individual achievements. For 2013, the Committee determined to award bonuses to each executive officer that ranged from 54.3% to 31.7% of his or her annual base salary, based on the average first and second half goal achievement levels. This percentage was arrived at by multiplying the average first and second half goal achievement level of 90.5% by the respective target bonus percentage for each executive officer. The Committee and the independent members of our board of directors believed the executive team should be treated equally because corporate accomplishments were judged largely based on team performance and performance within their respective domains was relatively level among executive team members.

        The corporate performance objectives for members of our management committee were the same as the objectives applicable to the remainder of our employees. Minimum and target achievement levels are defined for certain of the financial and business performance objectives, and for certain objectives overachievement or achievement of additional objectives enable the addition of a fixed number of bonus percentage points for such objectives.

        The corporate bonus objectives for our management committee for the first half of 2013 were achieved at the 100% level. The first half bonus objectives were achieved as follows: commercial and business performance objectives, with a target of 64%, were achieved at the 69% level; laboratory-related objectives, with a target of 14%, were achieved at the 14% level; objectives related to our genomic technology and biology activities, with a target of 12%, were achieved at the 11% level; infrastructure development objectives, with a target of 5%, were not achieved and personnel development objectives, with a target of 5%, were achieved at the 6% level. Commercial and business performance objectives included a product revenue component with a target of 20% at $128.5 million up to a maximum of 30% at $135.0 million.

        The corporate bonus objectives for our management committee for the second half of 2013 were achieved at the 81% level. The second half objectives were achieved as follows: commercial and business performance objectives, with a target of 60%, were achieved at the 58% level; product-related objectives, with a target of 20%, were achieved at the 17% level; research-related objectives, with a target of 15%, were not achieved, and personnel development objectives, with a target of 5%, were achieved at the 6% level. Commercial and business performance objectives included a product revenue component with a target of 30% at $134.3 million up to a maximum of 36% at $141.1 million. Specific corporate bonus objectives are not disclosed because we consider the information to be confidential and believe it would be competitively harmful if disclosed.

        As with prior years, bonuses for executive officers for 2014 performance will be determined by the Compensation Committee and independent members of our board of directors at the time of their annual compensation review based on their assessment of corporate and individual achievements. As discussed above, to better align total target cash compensation with market and increase the emphasis on pay for performance, the 2014 funding target for Ms. Popovits has been increased to 85% of her annual base salary. Funding targets for each member of our management committee other than Ms. Popovits were also increased from 2013 and range from 25% to 50% of his or her annual base salary for 2014. Funding targets for each of our executive officers are the following percentages of his or her annual base salary: Ms. Popovits—85%; Mr. Cole, Dr. Shak and Mr. Schorno—50%. Actual awards under the plan may either exceed or be less than the funding targets depending upon corporate and individual performance. Corporate performance objectives for the management committee will be established and measured for each half of 2014, with the results averaged to determine the funding pool. The corporate performance objectives for members of our management committee were the same as the objectives applicable to the remainder of our employees. Management committee corporate objectives for the first half of 2014 include commercial and business performance objectives, representing 48% of the overall first half objectives, product-related objectives, representing 24% of the overall first half objectives, and infrastructure, research and personal development objectives, representing 28% of the overall first half objectives. Minimum and target achievement levels are defined for certain of the financial and business performance objectives, and for certain objectives overachievement or achievement of additional objectives enable the addition of a fixed number of bonus percentage points for such objectives.

        In 2014, our board of directors approved the Genomic Health, Inc. Executive Cash Bonus Plan to provide an opportunity to increase target total cash and target total direct compensation that may be earned by members of the management committee in a manner that is tied to performance. The Executive

Cash Bonus Plan is being submitted to the stockholders for approval at the Annual Meeting. Please see Proposal 3—Approval of the Genomic Health, Inc. Executive Cash Bonus Plan.

        Equity-Based Compensation.    We believe that providing executive officers who have responsibility for our management and growth with an opportunity to increase their stock ownership aligns the interests of the executive officers with those of our stockholders. Accordingly, the Compensation Committee considers stock option and RSU grants to be an important aspect in compensating and providing incentives to management. The Compensation Committee sets annual grants as part of its and the independent members of the board's annual compensation review process. The Compensation Committee determined the number of shares underlying each stock option or RSU grant based upon the executive officer's and the Company's performance, the executive officer's role and responsibilities, the executive officer's base salary, comparison with comparable awards to individuals in similar positions in our industry using the survey data described above and previously determined stock grant guidelines for all employees.

        In January 2013, the Compensation Committee approved grants of stock options to our executive officers in connection with the evaluation of our executive officers' 2012 performance by the Compensation Committee and the independent members of our board. Option grants ranging from 15,000 to 45,000 shares were made to our executive officers other than Ms. Popovits, and a grant of an option to purchase 67,500 shares of our common stock was made to Ms. Popovits. In July 2013, the Compensation Committee granted our executive officers other than Ms. Popovits RSUs to acquire between 3,600 and 6,000 shares of our common stock, and granted 9,000 RSUs to Ms. Popovits. The grants were intended to reflect the factors discussed above.

        In January 2014, the Compensation Committee approved grants of stock options and RSUs to our executive officers in connection with the evaluation of our executive officers' 2013 performance by the Compensation Committee and the independent members of our board. Option grants ranging from 13,640 to 42,560 shares were made to our executive officers other than Ms. Popovits, and a grant of an option to purchase 100,000 shares of our common stock was made to Ms. Popovits. The Compensation Committee also granted to our executive officers other than Ms. Popovits RSUs to acquire between 3,850 and 6,420 shares of our common stock, and granted RSUs to acquire 13,000 shares of our common stock to Ms. Popovits.

        In March 2014, the Compensation Committee approved awards of performance-based vesting restricted stock units, or PVRSUs, for our executive officers in the following amounts: Ms. Popovits—7,290, Mr. Cole and Mr. Shak—5,250, and Mr. Schorno—4,030. In order to be eligible to earn any PVRSUs, the Company must achieve in 2014 (i) no more than a specified level of net loss and (ii) the Company's corporate bonus objectives at least equal to the 80% level. Assuming this threshold is met, the executive officers can earn between 0% and 100% of the target number of PVRSUs awarded based on the level of achievement against pre-established performance goals measured over a one-year performance period ending December 31, 2014. Performance goals include a revenue milestone, weighted from 0% to 100%, a test volume milestone, weighted from 0% to 100%, and a reimbursement-related milestone, weighted from 0% to 33 1/3%. Despite the weighting of the individual goals, awards earned may not exceed 100% in the aggregate. The Compensation Committee will determine the extent to which PVRSUs have been earned on the basis of the Company's actual performance in relation to the performance goals. The earned portion of the PVRSUs, if any, will vest as to one-half on February 15, 2015. The remaining half of the earned PVRSUs will vest on February 15, 2016, subject to the individual's continued service with the Company. The awards are subject to the approval of the Amended and Restated Genomic Health 2005 Stock Incentive Plan by our stockholders at the Annual Meeting. For additional information, please see Proposal 2—Approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan.

        Other Compensation.    All of our full-time employees, including our executive officers, may participate in our health programs, such as medical, dental and vision care coverage, and our 401(k) and life and disability insurance programs.

 Compensation Committee Report

        The following report of the Compensation Committee shall not be deemed to be "soliciting material" or "filed" with the SEC or to be incorporated by reference into any other filing by Genomic Health under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under those Acts.

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis set forth above with our management. Based on its review and those discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2013.

Compensation Committee
Samuel D. Colella
Felix J. Baker, Ph.D.
Henry J. Fuchs, M.D.

Named Executive Officers

        The tables that follow provide compensation information for our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Total ($)
Kimberly J. Popovits	2013	600,000	324,360	890,024	325,800	2,140,184
President and Chief Executive	2012	600,000	289,700	1,254,386	234,000	2,144,086
Officer	2011	490,000	229,800	1,004,005	109,800	1,833,605
Dean L. Schorno(3)	2013	353,750	129,744	356,009	128,500	968,003
Chief Financial Officer	2012	340,000	115,880	501,754	106,100	1,063,734
	2011	310,000	89,622	368,135	69,400	837,157
G. Bradley Cole(4)	2013	469,167	216,240	593,349	170,100	1,448,856
Chief Operating Officer and	2012	460,000	194,099	836,257	143,500	1,633,856
Secretary	2011	425,000	155,115	669,336	95,200	1,344,651
Steven Shak, M.D.(5).	2013	459,167	180,200	494,458	166,500	1,300,325
Executive Vice President of	2012	450,000	165,129	696,881	140,400	1,452,241
Research and Development	2011	410,000	103,410	446,224	91,800	1,051,434
Kathy L. Hibbs(6)	2013	353,750	216,240	197,783	112,500	880,273
Senior Vice President, General	2012	340,000	194,099	278,752	92,800	905,651
Counsel and Secretary

(1)
Represents the aggregate fair value of stock and option awards computed as of the grant date of each RSU or option in accordance with the FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest will equal or exceed the price of our common stock on the date of the applicable RSU award.

(2)
Represents bonuses paid pursuant to our cash bonus plan for each of the years 2013, 2012 and 2011. These amounts are not reported in a separately identified bonus column because payments are tied to achievement of corporate bonus goals.

(3)
Mr. Schorno became our Chief Financial Officer on January 3, 2011.

(4)
Mr. Cole was appointed our Secretary on April 22, 2014. Mr Cole served as our Chief Financial Officer until January 3, 2011 and previously served as our Secretary until July 26, 2012.

(5)
Dr. Shak served as our Chief Medical Officer until July 26, 2012.

(6)
Ms. Hibbs became an executive officer and our Secretary on July 26, 2012. Ms. Hibbs ceased her employment with us on March 27, 2014.

Grants of Plan-based Awards—2013

					All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)					Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Kimberly J. Popovits	1/31/13	—	—	—	—	67,500	28.05	890,024
	7/25/13	—	—	—	9,000	—	—	324,360
	—	0	330,000	412,500	—	—	—	—
Dean L. Schorno	1/31/13	—	—	—	—	27,000	28.05	356,010
	7/25/13	—	—	—	3,600	—	—	129,744
	—	0	142,000	177,500	—	—	—	—
G. Bradley Cole	1/31/13	—	—	—	—	45,000	28.05	593,350
	7/25/13	—	—	—	6,000	—	—	216,240
	—	0	188,000	235,000	—	—	—	—
Steven Shak, M.D.	1/31/13	—	—	—	—	37,500	28.05	494,458
	7/25/13	—	—	—	5,000	—	—	180,200
	—	0	184,000	230,000	—	—	—	—
Kathy L. Hibbs	1/31/13	—	—	—	—	15,000	28.05	197,783
	7/25/13	—	—	—	6,000	—	—	216,240
	—	0	124,300	155,375	—	—	—	—

(1)
The maximum represents the potential payout if certain pre-established performance objectives are exceeded. The potential for actual awards under the plan could either exceed or be less than the funding target. Amounts are not guaranteed and are determined at the discretion of the independent members of the board of directors, which may consider an individual's performance during the period. For additional information, please refer to "Compensation Discussion and Analysis." Actual bonus plan payouts are reflected in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)
RSUs vest over a three year period with one third of the shares vesting on each of February 15, 2014, 2015 and 2016.

(3)
Options vest over a four year period, becoming exercisable as to 25% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 36 months. The options have a term of ten years, subject to earlier termination in specified events related to termination of employment.

(4)
Represents the aggregate fair value of stock and option awards computed as of the grant date of each RSU or option award in accordance with the FASB ASC Topic 718, rather than amounts paid to or realized by the named individual. There can be no assurance that options will be exercised (in which case no value will be realized by the individual), that the value on exercise of options will approximate the compensation expense we recognized, or that the price of our common stock when RSUs vest will equal or exceed the price of our common stock on the date of the applicable RSU award.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options— Exercisable (#)	Number of Securities Underlying Unexercised Options— Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(5)
Kimberly J. Popovits	15,113	—	9.39	12/01/15	—		—
	40,000	—	18.89	11/30/16	—		—
	12,900	—	23.31	12/06/17	—		—
	60,000	—	17.33	12/04/18	—		—
	119,791	5,209	17.18	02/18/20	—		—
	65,625	24,375	22.98	01/27/21	—		—
	41,250	48,750	29.34	02/03/22	—		—
	—	67,500	28.05	01/31/23	—		—
	—	—	—	—	3,334	(2)	97,586
	—	—	—	—	6,667	(3)	195,143
	—	—	—	—	9,000	(4)	263,430
Dean L. Schorno	18,000	—	18.89	11/30/16	—		—
	13,000	—	23.31	12/06/17	—		—
	1,848	—	17.33	12/04/18	—		—
	10,110	1,042	17.18	02/18/20	—		—
	24,062	8,938	22.98	01/27/21	—		—
	16,500	19,500	29.34	02/03/22	—		—
	—	27,000	28.05	01/31/23	—		—
	—	—	—	—	1,300	(2)	38,051
	—	—	—	—	2,667	(3)	78,063
	—	—	—	—	3,600	(4)	105,372
G. Bradley Cole	17,337	—	2.88	12/02/14	—		—
	50,000	—	9.39	12/01/15	—		—
	40,000	—	18.89	11/30/16	—		—
	30,000	—	23.31	12/06/17	—		—
	50,000	—	17.33	12/04/18	—		—
	62,291	2,709	17.18	02/18/20	—		—
	43,750	16,250	22.98	01/27/21	—		—
	27,500	32,500	29.34	02/03/22	—		—
	—	45,000	28.05	01/31/23	—		—
	—	—	—	—	2,250	(2)	65,858
	—	—	—	—	4,467	(3)	130,749
	—	—	—	—	6,000	(4)	175,620
Steven Shak, M.D.	55,348	—	2.88	12/02/14	—		—
	40,000	—	18.89	11/30/16	—		—
	30,000	—	23.31	12/06/17	—		—
	40,000	—	17.33	12/04/18	—		—
	52,708	2,292	17.18	02/18/20	—		—
	29,166	10,834	22.98	01/27/21	—		—
	22,908	27,092	29.34	02/03/22	—		—
	—	37,500	28.05	01/31/23	—		—
	—	—	—	—	1,500	(2)	43,905
	—	—	—	—	3,800	(3)	111,226
	—	—	—	—	5,000	(4)	146,350
Kathy L. Hibbs	35,500	—	21.07	12/28/19	—		—
	14,583	5,417	22.98	01/27/21	—		—
	9,166	10,834	29.34	02/03/22	—		—
	—	15,000	28.05	01/31/23	—		—
	—	—	—	—	2,334	(2)	68,316
	—	—	—	—	4,667	(2)	130,749
	—	—	—	—	6,700	(3)	175,620

(1)
Options vest over a four year period, becoming exercisable as to 25% of the shares on the first anniversary of the grant date with the remaining shares vesting monthly thereafter over the following 36 months and have a term of ten years, subject to earlier termination in specified events related to termination of employment. The option exercise price is equal to the fair market value of our common stock on the date of grant.

(2)
RSUs vest on February 15, 2014.

(3)
RSUs vest as to one half of the shares on each of February 15, 2014 and 2015.

(4)
RSUs vest as to one third of the shares on each of February 15, 2014, 2015 and 2016.

(5)
Market value is based on the market price of our common stock on December 31, 2013.

Option Exercises and Stock Vested—2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Kimberly J. Popovits	32,500	946,367	6,666	191,781
Dean L. Schorno	28,625	490,151	2,633	75,751
G. Bradley Cole	27,868	842,900	4,483	128,976
Steven Shak, M.D.	14,000	374,850	3,400	97,818
Kathy L. Hibbs	2,250	33,485	4,566	131,364

(1)
Value realized is based on the market price of our common stock on the date of exercise minus the exercise price and does not necessarily reflect proceeds actually received by the individual.

(2)
Value realized is based on the market price of our common stock on the vesting date and does not necessarily reflect proceeds actually received by the individual.

Compensation Risk Assessment

        In connection with its review of employee compensation and the compensation process, the Company has concluded that risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.

Equity Compensation Plan Information

        The following table provides information about our common stock that may be issued upon the exercise of options and RSUs under all of our existing equity compensation plans as of December 31, 2013, including the 2005 Stock Incentive Plan, or 2005 Plan, and the 2001 Stock Incentive Plan, or 2001 Plan, and the Employee Stock Purchase Plan, or ESPP.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	4,789,999	$21.83	2,455,731	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	4,789,999	$21.83	2,455,731

(1)
Includes 1,504,675 shares available for issuance under the 2005 Plan and 951,056 shares available for issuance under the ESPP. The 2001 Plan was terminated upon completion of our initial public offering in October 2005. No shares of common stock are available for issuance under the 2001 Plan other than to satisfy exercises of stock options granted under the 2001 Plan prior to its termination.

 Security Ownership of
Certain Beneficial Owners and Management

        The following table sets forth certain information as of April 11, 2014 as to shares of our common stock beneficially owned by: (1) each person who is known by us to own beneficially more than 5% of our common stock, (2) each of our named executive officers listed in the summary compensation table, (3) each of our directors and (4) all of our directors and executive officers as a group.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days after April 11, 2014, the record date for the Annual Meeting. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Entities Affiliated with Baker Brothers Advisors(2)	13,650,835	44.1%
Entities Affiliated with FMR LLC(3)	2,074,102	6.7%
Directors and Named Executive Officers:
Felix J. Baker, Ph.D.(2)(4)(5)	13,844,420	44.7%
Julian C. Baker(2)(4)(6)	13,893,953	44.8%
Fred E. Cohen, M.D., D.Phil.(7)	126,996	*
Samuel D. Colella(8)	126,460	*
Henry J. Fuchs(9)	376	*
Ginger L. Graham(10)	63,862	*
Randall S. Livingston(11)	70,664	*
G. Bradley Cole(12)	344,571	1.1%
Kathy L. Hibbs(13)	69,193	*
Kimberly J. Popovits(14)	645,757	2.1%
Dean L. Schorno(15)	115,878	*
Steven Shak, M.D.(16)	561,341	1.8%
All directors and executive officers as a group (12 persons)(17)	16,038,739	49.4%

*
Represents beneficial ownership of less than 1%.

(1)
Unless otherwise stated, the address of each beneficial owner listed on the table is c/o Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063.

(2)
Based on Amendment No. 28 to Schedule 13D filed jointly on July 11, 2013, by Baker Bros. Advisors LP, (the "Adviser"), Baker Bros. Advisors (GP) LLC, Julian C. Baker, Felix J. Baker and FBB Associates, the Adviser has sole voting and dispositive power with respect to 13,650,835 shares of common stock owned by the following limited partnerships and funds: Baker Bros. Investments, L.P., Baker/Tisch Investments, L.P., Baker Bros. Investments II, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P. and 667, L.P. Julian C. Baker and Felix

  J. Baker, Ph.D., both of whom are our directors, are managing members of Baker Bros. Advisors (GP) LLC, the general partner of the Adviser and, as such, share voting and dispositive power with respect to the shares owned by the limited partnerships and the funds. Mr. Baker and Dr. Baker each disclaims beneficial ownership of the shares held by the entities affiliated with the Adviser except to the extent of his pecuniary interest therein. The principal address for the entities affiliated with the Adviser is 677 Madison Avenue, New York, New York 10065.

(3)
According to Amendment No. 3 to Schedule 13G filed jointly on February 14, 2014 by FMR LLC and Edward C. Johnson 3rd, Fidelity Management & Research Company ("Fidelity"), a registered investment advisor and wholly-owned subsidiary of FMR LLC, is the beneficial owner of 508,664 shares of common stock, Fidelity SelectCo, LLC ("SelectCo"), a registered investment advisor and wholly-owned subsidiary of FMR LLC, is the beneficial owner of 1,346,948 shares of common stock, and Pryamis Global Advisors Trust Company ("Pyramis Trust"), a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934 and indirect wholly- owned subsidiary of FMR LLC, is the beneficial owner of 218,490 shares of common stock. Each of FMR LLC and Edward C. Johnson 3rd, through its control of Fidelity and of SelectCo, has sole dispositive power of the common stock owned by Fidelity and by SelectCo. Neither FMR LLC or Edward C. Johnson 3rd has sole power to vote or direct the voting of the shares owned by Fidelity or SelectCo, which power resides with the Boards of Trustees of each fund. Each of FMR LLC and Edward C. Johnson 3rd, Chairman of FMR LLC, through its control of Pyramis Trust, has sole dispositive power and sole voting power with respect to the shares owned by Pyramis Trust. The principal address for FMR LLC is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)
Includes 173,897 shares owned by FBB Associates, a general partnership of which Mr. Baker and Dr. Baker are the sole partners. Mr. Baker and Dr. Baker each disclaims beneficial ownership of the shares held by FBB Associates except to the extent of his pecuniary interest therein.

(5)
Includes options to purchase 17,327 shares of common stock that are exercisable within 60 days of April 11, 2014.

(6)
Includes options to purchase 67,515 shares of common stock that are exercisable within 60 days of April 11, 2014.

(7)
Includes options to purchase 59,265 shares of common stock that are exercisable within 60 days of April 11, 2014 and 6,068 shares held in a family trust, of which Dr. Cohen is a trustee.

(8)
Includes options to purchase 67,515 shares of common stock that are exercisable by Mr. Colella within 60 days of April 11, 2014. Also includes 17,911 shares held by the Colella Family Partners LP and 36,437 shares held by the Colella Family Trust. Mr. Colella is the General Partner of Colella Partners and disclaims beneficial ownership of such shares held by Colella Partners, except to the extent of his proportionate pecuniary interest therein, if any. Mr. Colella is a trustee and beneficiary of the Colella Family Trust.

(9)
Dr. Fuchs initial options were granted on September 17, 2013, at the time he joined the board, and therefore none of his options are exercisable within 60 days of April 11, 2014.

(10)
Includes options to purchase 59,265 shares of common stock that are exercisable within 60 days of April 11, 2014.

(11)
Includes options to purchase 64,515 shares of common stock that are exercisable within 60 days of April 1, 2014.

(12)
Includes options to purchase 335,000 shares of common stock that are exercisable within 60 days of April 11, 2014. Does not include 12,655 RSUs that will remain unvested within 60 days of April 11, 2014.

(13)
Includes options to purchase 65,811 shares of common stock that are exercisable within 60 days of April 11, 2014.

(14)
Includes options to purchase 397,513 shares of common stock that are exercisable within 60 days of April 11, 2014. Also includes 206,282 shares held in a family trust, of which Ms. Popovits is a trustee and 15,744 shares held in a trust for Ms. Popovits' son, of which Ms. Popovits is trustee. Does not include 22,335 RSUs that will remain unvested within 60 days of April 11, 2014.

(15)
Includes options to purchase 93,500 shares of common stock that are exercisable within 60 days of April 11, 2014. Does not include 7,585 RSUs that will remain unvested within 60 days of April 11, 2014.

(16)
Includes options to purchase 260,347 shares of common stock that are exercisable within 60 days of April 11, 2014. Does not include 10,594 RSUs that will remain unvested within 60 days of April 11, 2014.

(17)
Includes options to purchase 1,487,573 shares of common stock that are exercisable within 60 days of April 11, 2014. Does not include 53,169 RSUs that will remain unvested within 60 days of April 11, 2014.

 Report of the Audit Committee

        The Audit Committee operates under a written charter adopted by the board of directors. A link to the Audit Committee Charter is available on our website at www.genomichealth.com. All members of the Audit Committee meet the independence standards established by The NASDAQ Stock Market.

        The Audit Committee assists the board of directors in fulfilling its responsibility to oversee management's implementation of Genomic Health's financial reporting process. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to assess or determine the effectiveness of the Company's internal control over financial reporting. Management is responsible for the financial statements and the reporting process, including the system of internal control over financial reporting and disclosure controls. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and of the effectiveness of the Company's internal control over financial reporting.

        In discharging its oversight role, the Audit Committee reviewed and discussed the audited financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2013 with Genomic Health's management and the independent registered public accounting firm.

        The Audit Committee has discussed issues deemed significant by the independent registered public accounting firm, including those required by AICPA Professional Standards, Vol. 1, AU section 380, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm such firm's independence.

        The Audit Committee has discussed with Genomic Health's independent registered public accounting firm, with and without management present, their evaluations of Genomic Health's internal control over financial reporting and the overall quality of Genomic Health's financial reporting.

        In reliance on the reviews and discussion with management and the independent registered public accounting firm referred to above, the Audit Committee recommended to the board of directors, and the board approved, the inclusion of the audited financial statements in Genomic Health's Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC. The Audit Committee has appointed Ernst & Young LLP to serve as Genomic Health's independent registered public accounting firm for the 2014 fiscal year.

Audit Committee Randall S. Livingston Fred E. Cohen, M.D., D.Phil. Ginger L. Graham

 Proposal 2
Approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan

        On March 24, 2014, our board of directors amended and restated our 2005 Stock Incentive Plan, subject to the approval of our stockholders at the Annual Meeting. We refer to the plan as so amended and restated as the Amended and Restated Plan or the Plan. The following summary of the material features of the Amended and Restated Plan is qualified by reference to the terms of the Amended and Restated Plan, the full text of which is attached to this Proxy Statement as Appendix A in substantially the form in which it will take effect if this Proposal 2 is approved by our stockholders. The Amended and Restated Plan has also been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's website at http://www.sec.gov.

        We established the Genomic Health, Inc. 2005 Stock Incentive Plan on September 8, 2005, and it became effective immediately prior to our initial public offering in September 2005. The 2005 Stock Incentive Plan was subsequently amended and restated by our board of directors on January 28, 2009, with stockholder approval, and again amended on July 25, 2013. The purpose of the Plan is to assist management in the recruitment, retention and motivation of employees, outside directors and consultants who are in a position to make material contributions to our long-term success and the creation of stockholder value. The Plan offers a significant incentive to encourage our employees, outside directors and consultants by enabling those individuals to acquire shares of our common stock, thereby increasing their proprietary interest in the growth and success of our Company.

        The Plan provides for the direct award or sale of shares of common stock (including restricted stock), the award of stock units and stock appreciation rights, and the grant of both incentive stock options to purchase common stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, and nonstatutory stock options to purchase common stock that do not qualify for such treatment under the Code. In addition, our non-employee directors have the option to elect to receive some or all of their retainers (other than retainers for serving as a committee chair or for committee membership) in the form of restricted stock that vests immediately when the associated quarterly retainer amount is paid.

        The amendments to the Plan approved by the board in March 2014 included, among other things, an extension of the term of the Plan from January 27, 2019 to March 18, 2024, and changes to the categories of qualifying criteria for performance-based vesting of awards under the Plan.

        We are also asking our stockholders to re-approve the material terms of performance goals under which compensation may be paid under the Amended and Restated Plan in order to preserve corporate income tax deductions that may otherwise be disallowed pursuant to Section 162(m) of the Code, or Section 162(m). Section 162(m) limits a corporation's income tax deduction for compensation paid to certain executive officers who are "covered employees" within the meaning of Section 162(m) to $1,000,000 per person per year unless the compensation qualifies as "performance-based compensation." For purposes of Section 162(m), the material terms of the performance goals under which compensation may be paid include (a) the employees eligible to receive compensation, (b) a description of the business criteria (as amended) on which performance goals applicable to full value awards may be based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Plan is discussed below. Certain performance-based awards approved by the board in March 2014 are contingent on stockholder approval of the Amended and Restated Plan at the Annual Meeting, and the availability of the exemption for certain future performance-based compensation also depends upon obtaining approval of the Amended and Restated Plan. The March 2014 awards are described in "New Plan Benefits" below.

        If stockholder approval of the Amended and Restated Plan is not obtained, the Plan will remain in effect with its current terms, but the March 2014 performance-based awards will be rescinded and we will not have the flexibility to grant full value awards in a manner that would be exempt from the $1,000,000 tax deduction limitation as performance-based compensation under Section 162(m) following the Annual Meeting.

Summary of the Amended and Restated Plan

Administration

        The Plan is administered by the Compensation Committee of our board of directors. Subject to the limitations set forth in the Plan, the Compensation Committee has the authority to determine, among other things, to whom awards will be granted, the number of shares subject to awards, the term during which an option or stock appreciation right may be exercised and the rate at which the awards may vest, including any performance criteria to which vesting may be subject. The Compensation Committee also has the authority to determine the consideration and methodology of payment for awards.

        The board of directors has created a second committee, the Non-Management Stock Option Committee, which is authorized to make awards or grants under the Plan (including shares, options or restricted stock) to new employees, other than to any member of our board of directors, individuals designated by our board of directors as "Section 16 officers," and employees who hold the title of Vice President or above. This Committee may not make any awards or grants to any new employee that total more than 50,000 shares of common stock. In addition, in connection with the Company's annual compensation review, this Committee is authorized to grant and issue to employees who hold titles below the Vice President level RSUs that total no more than 10,000 shares of common stock per employee.

Eligibility

        All employees (including our officers) and directors of the Company or any subsidiary and any consultant who performs services for the Company or a subsidiary are eligible to purchase shares of common stock and to receive awards of shares or grants of nonstatutory stock options, incentive stock options, stock units or stock appreciation rights. Only employees are eligible to receive grants of incentive stock options. As of March 31, 2014, approximately 800 executive officers, employees and consultants, and seven non-employee directors were eligible to be considered for the grant of awards under the Amended and Restated Plan.

Maximum Authorized Shares and Award Limits

        Under the Amended and Restated Plan, no more than 8,980,000 shares of our common stock may be authorized for issuance. Shares subject to awards granted under the Amended and Restated Plan that expire unexercised, are forfeited or terminated before being exercised or settled, or are not delivered to the participant because such award is settled in cash will again become available for issuance under the Amended and Restated Plan. If stock units are settled or exercised, only the number of shares (if any) actually granted will reduce the available number of shares for issuance. These limitations, and the terms of outstanding awards, will be adjusted as appropriate and equitable in the event of a stock dividend, stock split, reclassification of stock or similar events. The number of shares that may be delivered in the aggregate pursuant to the exercise of incentive stock options granted under the Plan may not exceed the authorized limit, plus, to the extent allowable under Section 422 of the Code, any shares that become available for issuance under the Plan, as described in this paragraph.

        No award recipient may be granted incentive stock options that are exercisable for the first time in any calendar year for common stock having a total fair market value (determined as of the option grant), in excess of $100,000. In addition, no one award recipient may receive options, stock appreciation rights, restricted shares or stock units under the Plan in any calendar year that relate to more than 1,650,000 shares.

Automatic Grants to Outside Directors

        A non-employee director is automatically granted an initial option to purchase 20,000 shares upon becoming a member of our board. On the first business day following each regularly-scheduled annual meeting of stockholders, each non-employee director is automatically granted an option to purchase 10,000 shares of our common stock, provided the director has served on our board of directors for at least six months. The initial option vests and becomes exercisable over four years, with 1/4th of the shares subject to the option vesting on the first anniversary of the date of grant and the remaining options vesting and become exercisable at a rate of 1/48th of the total number of shares subject to the option each month thereafter. The annual option vests immediately prior to the first anniversary of the date of grant; provided, however, that each such option is fully vested immediately prior to the next regular annual meeting of stockholders if such meeting occurs prior to the first anniversary date. The options granted to non-employee directors will have a per-share exercise price equal to 100% of the fair market value of the underlying shares on the date of grant. Options granted to non-employee directors will become fully vested if a change in control occurs with respect to our Company during the director's service.

Types of Awards

        Stock Options.    A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Under the Amended and Restated Plan, incentive stock options and nonstatutory options must be granted with an exercise price of at least 100% and 85%, respectively, of the fair market value of our common stock on the date of grant. Incentive stock options granted to any holder of more than 10% of our voting shares must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. The Compensation Committee will determine the terms and conditions of such option grants, which need not be identical. The stock option agreement will specify the date when all or any installment of the option is to become exercisable and the term of the option, which under the Plan is prohibited from exceeding 10 years (five years in the case of an incentive stock option granted to any holder of more than 10% of our voting shares). Stock options granted under the Plan generally must be exercised by the optionee before the earlier of the expiration of such option or 90 days after termination of the optionee's employment, except that the period may be extended on certain events including death and termination of employment due to disability. Each stock option agreement will set forth the extent to which the award recipient will have the right to exercise the option following the termination of the recipient's service with us, and the right to exercise the option of any executors or administrators of the award recipient's estate or any person who has acquired such options directly from the award recipient by bequest or inheritance. Options granted to non-employee directors generally must be exercised before the earlier of the expiration of the option or 12 months after termination of service as a director, and are subject to acceleration of vesting in the event of a change in control.

        Payment of the exercise price may be made in cash or cash equivalents or, if provided for in the stock option agreement evidencing the award, (i) by surrendering, or attesting to the ownership of, shares which have already been owned by the optionee, (ii) in consideration of services rendered by the optionee to the Company or a subsidiary prior to the award, (iii) by having the company withhold shares issuable upon exercise pursuant to a "net exercise," (iv) by delivery of an irrevocable direction to a securities broker or lender to pledge shares and to deliver all or part of the loan proceeds to us in payment of the aggregate exercise price, (v) by delivering a full-recourse promissory note or (vi) by any other form that is consistent with applicable laws, regulations and rules.

        The Compensation Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price, or in return for the grant of the same or a different number of shares.

        Restricted Stock.    Restricted stock is a share award that may be subject to vesting conditioned upon continued service, the achievement of performance objectives or the satisfaction of any other condition as specified in a restricted stock agreement. Participants who are granted restricted stock awards generally have all of the rights of a stockholder with respect to such stock, other than the right to transfer such stock prior to vesting. Subject to the terms of the Amended and Restated Plan, the Compensation Committee will determine the terms and conditions of any restricted stock award, including any vesting arrangement, which will be set forth in a restricted stock agreement to be entered into between us and each recipient. Restricted stock may be awarded for such consideration as the Compensation Committee may determine, including without limitation cash, cash equivalents, full-recourse promissory notes or future services or services rendered prior to the award.

        Stock Units.    Stock units give recipients the right to acquire a specified number of shares of stock at a future date upon the satisfaction of certain conditions, including any vesting arrangement, established by the Compensation Committee and as set forth in a restricted stock unit agreement. We refer to stock units as RSUs. Unlike restricted stock, the stock underlying RSUs will not be issued until the RSUs have vested and are settled, and recipients of stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. However, at the discretion of the Compensation Committee, any stock unit may entitle the holder to be credited with an amount equal to all cash dividends paid on one share of our common stock while the stock unit is outstanding, subject to the vesting conditions applicable to the underlying stock units. The Compensation Committee may elect to settle vested RSUs in cash or in common stock or in a combination of cash and common stock. Subject to the terms of the Amended and Restated Plan, the Compensation Committee will determine the terms and conditions of any RSU award, which will be set forth in a restricted stock unit agreement to be entered into between us and each recipient.

        Stock Appreciation Rights.    Stock appreciation rights may be granted independently or in combination with an award of stock options. Stock appreciation rights typically will provide for payments to the recipient based upon increases in the price of our common stock over the exercise price of the award. The exercise price of a stock appreciation right will be determined by the Compensation Committee, which shall not be less than the fair market value of our common stock on the date of grant. The Compensation Committee may elect to settle stock appreciation rights in cash or in common stock or in a combination of cash and common stock.

Performance Based Awards

        The Compensation Committee may grant awards that are intended to qualify as "performance-based compensation" exempt from the tax deduction limitations of Section 162(m). To qualify as "performance-based compensation," the number of shares or other benefits granted, issued, retainable or vested under a full value award shall be subject to the attainment of pre-established, objective performance goals for a specified period of time relating to one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the individual or to us as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, or on the basis of any other specified period, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, and subject to specified adjustments, in each case as specified by the Compensation Committee in the award:

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  cash flow (including operating cash flow);

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  earnings per share;

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  earnings before any combination of interest, taxes, depreciation or amortization;

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  return on equity;

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  total stockholder return;

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  share price performance;

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  return on capital;

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  return on assets or net assets;

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  revenue;

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  income or net income;

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  operating income or net operating income;

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  operating profit or net operating profit;

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  operating margin or profit margin (including as a percentage of revenue);

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  return on operating revenue;

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  return on invested capital;

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  market segment shares;

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  costs;

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  expenses;

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  achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements;

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  third party coverage and/or reimbursement objectives;

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  test volume metrics;

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  objective customer indicators (including, without limitation, customer satisfaction);

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  improvements in productivity;

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  attainment of objective operating goals; or

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  objective employee metrics.

        Unless it otherwise specifies when granting the award (or when otherwise permitted under Section 162(m), the Compensation Committee shall appropriately adjust any method of evaluating performance under a qualifying performance criterion for a performance period as follows:

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  to exclude asset write-downs;

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  to exclude litigation or claims judgments or settlements;

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  to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results;

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  to exclude accruals for reorganization and restructuring programs;

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  to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements' discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year;

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  to exclude the dilutive and/or accretive effects of acquisitions or joint ventures;

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  to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture;

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  to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends;

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  to exclude the effects of stock based compensation; and

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  to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles.

        The Compensation Committee shall determine the qualifying performance criteria not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate have elapsed), and while the outcome of the performance criterion is substantially uncertain. The Compensation Committee shall determine and certify, for each participant, the extent to which the qualifying performance criteria have been met. The Compensation Committee may not in any event increase the amount of compensation payable under the Amended and Restated Plan upon the attainment of a pre-established qualifying performance goal to a participant who is a "covered employee" within the meaning of Section 162(m).

Amendment and Termination

        If the Amended and Restated Plan is approved by our stockholders, the Plan will terminate on March 23, 2024. Our board of directors may amend or terminate the Plan at any time, subject to stockholder approval where required by applicable law. Any amendment or termination may not impair the rights of holders of outstanding awards without their consent.

Other Plan Features

        Under the Amended and Restated Plan:

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  Unless the agreement evidencing an award expressly provides otherwise, no award granted under the plan may be transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to shares issued under such award), other than by will or the laws of descent and distribution.

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  In the event of a recapitalization, stock split or similar capital transaction, we will make appropriate and equitable adjustments to the number of shares reserved for issuance under the Amended and Restated Plan, including the limitations on awards given to an individual participant in any calendar year and the number of nonstatutory stock options automatically granted to outside directors and other adjustments in order to preserve the benefits of outstanding awards under the Amended and Restated Plan.

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  Generally, if we merge with or into another corporation, we will provide for full exercisability or vesting and accelerated expiration of outstanding awards or settlement of the intrinsic value of the outstanding awards in cash or cash equivalents followed by cancellation of such awards unless the awards are continued if we are the surviving entity, or assumed or substituted for by any surviving entity or a parent or subsidiary of the surviving entity.

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  If we are involved in an asset acquisition, stock acquisition, merger or similar transaction with another entity, the Compensation Committee may make awards under the Amended and Restated Plan by the assumption, substitution or settlement of awards granted by another entity. The terms of such assumed, substituted or replaced awards will be determined by the Compensation Committee, in its discretion.

 Summary of Federal Income Tax Consequences

        The following summary is intended only as a general guide to the material U.S. federal income tax consequences of participation in the Amended and Restated Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant's death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

        An optionee recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Optionees who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option normally will recognize a capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares within two years after the date of grant or within one year after the date of exercise (a "disqualifying disposition"), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by our company for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

        The difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment in computing the optionee's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Non-Qualified Stock Options

        Options not designated or qualifying as incentive stock options will be non-qualified stock options having no special U.S. tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of a non-qualified stock option, the optionee normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the optionee is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. No tax deduction is available to our company with respect to the grant of a non-qualified stock option or the sale of the stock acquired pursuant to such grant.

Restricted Stock Awards

        A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Code, to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Stock Unit Awards

        There are no immediate tax consequences of receiving an award of RSUs. A participant who is awarded RSUs generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.

Stock Appreciation Rights

        In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares of our common stock received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Section 409A

        Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual's deferral and distribution elections and permissible distribution events. Awards granted under the Amended and Restated Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A's provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as an interest-based tax on such deferred compensation. Certain states have enacted laws similar to Section 409A which impose additional taxes, interest and penalties on non-qualified deferred compensation arrangements. We will also have withholding and reporting requirements with respect to such amounts.

Section 162(m) Tax Effect

        We generally will be entitled to a tax deduction in connection with an award under the Amended and Restated Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income. Section 162(m) limits our compensation deduction to $1,000,000 paid in any tax year to any "covered employee" as defined under Section 162(m). This deduction limitation does not apply to certain types of compensation that qualify as performance-based compensation. The Amended and Restated Plan, if approved by our stockholders, permits, but does not require, us to grant performance-based awards under the Plan that qualify for the exemption from the tax deduction limitation. If, and to the extent that, the Amended and Restated Plan payments satisfy the requirements of Section 162(m) and otherwise satisfy the requirements for deductibility under federal income tax law, we will receive a deduction for the amount constituting ordinary income to the participant.

 Awards Granted Under the Plan

        The following table sets forth, for each of our current executive officers, nominees for director and the other groups indicated, the number of shares of common stock subject to awards granted under the Amended and Restated Plan from January 1, 2014 through April 11, 2014.

Name and Title or Group	Number of Shares Subject to Awards— Stock Options(1)	Number of Shares Subject to Awards— RSUs
Kimberly J. Popovits, President and Chief Executive Officer	100,000	13,000
Dean L. Schorno, Chief Financial Officer	25,520	3,850
G. Bradley Cole, Chief Operating Officer and Secretary	42,560	6,420
Steven Shak, M.D., Executive Vice President of Research and Development	35,550	5,360
All current executive officers as a group	203,630	28,630
All directors who are not executive officers as a group	—	3,961	(2)
All current employees who are not executive officers and consultants as a group	156,120	290,513

(1)
All options were granted at an exercise price per share equal to the fair market value of our common stock on the date of grant. On April 11, 2014, the closing price for our common stock on the NASDAQ Global Market was $26.51 per share.

(2)
Restricted stock awards issued at the election of the director in lieu of some or all of his or her annual retainer, other than retainers related to serving as a committee chair or member.

        As of December 31, 2013, 7,475,325 shares had been issued based upon all awards granted under the Amended and Restated Plan, 4,789,999 shares were subject to outstanding awards, and 1,504,675 shares remained available for future grant. For additional information regarding awards under the Plan, see "Executive Compensation—Summary Compensation Table," "—Grants of Plan-Based Awards—2013," "—Outstanding Equity Awards at Fiscal Year-End", "—Option Exercises and Stock Vested—2013", and "Equity Compensation Plan Information", as well as "Director Compensation" in Proposal 1—Election of Directors.

 New Plan Benefits

        On March 25, 2014, the Compensation Committee approved the following awards of performance-based vesting restricted stock units, or PVRSUs, for our current executive officers under the Amended and Restated Plan:.

Name and Title	Number of PVRSUs
Kimberly J. Popovits President and Chief Executive Officer	7,290
Dean L. Schorno Chief Financial Officer	4,030
G. Bradley Cole Chief Operating Officer	5,520
Steven Shak, M.D. Executive Vice President of R&D	5,250

        In order to be eligible to earn any PVRSUs, the Company must achieve in 2014 (i) no more than a specified level of net loss and (ii) the Company's corporate bonus objectives at least equal to the 80% level. Assuming this threshold is met, the executive officers can earn between 0% and 100% of the target number of PVRSUs awarded based on the level of achievement against pre-established performance goals measured over a one-year performance period ending December 31, 2014.

        Performance goals include a revenue milestone, weighted from 0% to 100%, an operational milestone, weighted from 0% to 100%, and a reimbursement-related milestone, weighted from 0% to 33 1/3%. Despite the weighting of the individual goals, awards earned may not exceed 100% in the aggregate.

        The Compensation Committee will determine the extent to which PVRSUs have been earned on the basis of the Company's actual performance in relation to the performance goals. The earned portion of the PVRSUs, if any, will vest as to one-half on February 15, 2015. The remaining half of the earned PVRSUs will vest on February 15, 2016, subject to the individual's continued service with the Company.

        Other than the PVRSUs described above, we have not approved any awards that are conditioned on stockholder approval of the Amended and Restated Plan. Future awards that may be granted under the Plan to our directors, executive officers and employees are discretionary and are not subject to set benefits or amounts. Accordingly, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to our directors, executive officers or employees under the Plan.

Required Vote

        Approval of the Amended and Restated 2005 Stock Incentive Plan requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted "FOR" approval of the Amended and Restated Plan.

        Your board of directors recommends a vote FOR the approval of the Genomic Health, Inc. Amended and Restated 2005 Stock Incentive Plan.

 Proposal 3
Approval of the Genomic Health, Inc. Executive Cash Bonus Plan

Overview

        Our board of directors adopted the Genomic Health, Inc. Executive Cash Bonus Plan, or the Executive CBP, in March 2014. In order to allow for certain awards which we may grant in the future under the Executive CBP to qualify as tax-deductible "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m), we are asking stockholders to approve the material terms of the performance goals under the Executive CBP. One of the requirements of "performance-based compensation" for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our stockholders.

        Our board of directors believes that it is in the best interests of Genomic Health and our stockholders to provide for a stockholder-approved plan under which bonuses paid to our Section 16 executive officers may be deducted by us for federal income tax purposes. Accordingly, we have structured the Executive CBP in a manner such that payments made under the Executive CBP may satisfy the requirements for "performance-based compensation" within the meaning of Section 162(m). Under Section 162(m), the federal income tax deductibility of compensation paid to certain executive officers may be limited to the extent that such compensation exceeds $1,000,000 in any fiscal year. However, compensation that satisfies the requirements for "performance-based compensation" as defined in Section 162(m) is not subject to this limit and, therefore, is generally deductible in full by us. One of the requirements of "performance-based compensation" for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to and approved by our stockholders. For purposes of Section 162(m), the material terms of the performance goals under which compensation may be paid include (a) the employees eligible to receive compensation, (b) a description of the business criteria on which the performance goals are based and (c) the maximum amount of compensation that can be paid to an employee under the performance goals. Each of these aspects of the Executive CBP is discussed below. A copy of the Executive CBP has been filed electronically with the Securities and Exchange Commission together with this Proxy Statement and can be accessed on the SEC's website at http://www.sec.gov. A copy of the Executive CBP is also attached as Appendix B to this Proxy Statement.

Summary of the Executive CBP

        The following summary of the material provisions of the Executive CBP is qualified in its entirety by the complete text of the Executive CBP, a copy of which is attached as Appendix B to this Proxy Statement.

General

        The Executive CBP provides a framework under which we can operate an executive bonus program that can satisfy the standard of "performance-based compensation" within the meaning of Section 162(m). However, there is no assurance that bonuses awarded under the Executive CBP will in fact satisfy the standard of "performance-based compensation" under Section 162(m), and we may adopt executive bonus programs from time to time outside the Executive CBP that are not intended to qualify as "performance—based compensation" under Section 162(m).

Purpose

        The purpose of the Executive CBP is to provide a link between compensation and performance, and to attract, motivate, reward and retain the individuals who are part of our senior executive staff, as designated by our Compensation Committee, in order to enhance stockholder value.

Administration

        The Executive CBP is administered by the Compensation Committee of our board of directors. The Compensation Committee has the sole discretion and authority to: (a) administer and interpret the Executive CBP in accordance with Section 162(m) as appropriate; (b) prescribe the terms and conditions of any awards granted under the Executive CBP; (c) adopt rules and guidelines for the administration of the Executive CBP that are consistent with the Executive CBP; and (d) interpret, amend or revoke any such rules any guidelines. The decisions of the Compensation Committee are in every case final and binding on all persons having an interest in the Executive CBP.

Eligibility

        The Executive CBP provides that bonuses may be paid under the Executive CBP to the individuals who are part of our senior executive staff as designated by our Compensation Committee. As of March 31, 2014, three senior executive officers, as designated by our Compensation Committee, would have been eligible to participate in the Executive CBP. Our non-employee directors are not entitled to participate in the Executive CBP.

Performance Criteria

        The amount of a performance-based bonus payment varies depending on the extent to which performance criteria are achieved within the applicable Executive CBP measurement period. The performance criteria can be measured either individually, alternatively or in any combination, applied to either the individual or to our company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, or on the basis of any other specified period, on an absolute basis or relative to a designated comparison group or index or relative to a pre-established target, to a previous performance period's results, or subject to specified adjustments. The performance criteria will include one or more of the following:

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  cash flow (including operating cash flow);

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  earnings per share;

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  earnings before any combination of interest, taxes, depreciation and amortization;

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  return on equity;

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  total stockholder return;

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  share price performance;

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  return on capital;

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  return on assets or net assets;

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  revenue;

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  income or net income;

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  operating income or net operating income;

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  operating margin or profit margin;

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  return on operating revenue;

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  return on invested capital;

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  market segment shares;

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  costs;

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  expenses;

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  achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements;

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  third party coverage and/or reimbursement objectives;

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  test volume metrics;

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  objective customer indicators (including, without limitation, customer satisfaction);

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  improvements in productivity;

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  attainment of objective operating goals;

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  objective employee metrics;

        To the extent consistent with Section 162(m), the Compensation Committee may appropriately adjust any evaluation of performance under a performance criteria to exclude any of the following:

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  asset write-downs;

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  litigation or claims judgments or settlements;

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  the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results;

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  accruals for reorganization and restructuring programs;

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  any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements' discussion and analysis of financial condition and results of operations appearing in our annual report to stockholders for the applicable year;

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  the dilutive and/or accretive effects of acquisitions or joint ventures;

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  the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends;

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  the effects of stock based compensation; and

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  costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles.

        The Compensation Committee may also assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture.

        The performance bonus amount payable to each executive is based on a target bonus, which is in turn based on the extent to which one or more relevant performance criteria targets identified for such criteria are achieved. Any performance criteria may be measured over all or part of a performance period. The Compensation Committee will establish the target bonus amount, the relevant performance criteria and the respective targets for such criteria within 90 days after the beginning of a performance period (or, if earlier, the Compensation Committee will do so on or before the date which represents 25% of the total number of days in the performance period), and while the outcome of the performance criterion is substantially uncertain.

        The Compensation Committee may, in its discretion, direct that any performance bonus be reduced below the amount as calculated above. Further, the Compensation Committee may, in its discretion,

increase the bonus amount otherwise payable to any executive upon achievement of the designated targets, but only if the executive is not covered by Section 162(m).

Maximum Amount of Compensation Payable Under the Executive CBP

        The maximum aggregate amount payable under the Executive CBP as a performance bonus to any executive is $5,000,000 in any fiscal year.

        After the Compensation Committee has certified that the performance criteria and targets established for the relevant period have been achieved, any bonus under the Executive CBP will be paid as soon as practicable, but in any event within two and one-half months following the completion of the performance period. In addition, the executive must remain employed by us through the date bonuses are paid in order to earn a bonus for the performance period. If the executive was not employed for the entire performance period, he or she may be awarded a prorated portion of the bonus amount otherwise earned in the discretion of the Compensation Committee.

Awards Under the Executive CBP

        Payments made under the Executive CBP will be determined by comparing actual performance to the performance targets set by the Compensation Committee. As a result, it is not possible to determine at this time the amounts that will be paid under the Executive CBP. As of April 11, 2014, no bonuses have been granted under the Executive CBP.

Amendment and Termination

        The Compensation Committee may terminate the Executive CBP at any time, for any or no reason, and may also amend the Executive CBP in order to reduce the amount of any executive's bonus payment at any time, for any or no reason.

Summary of Federal Income Tax Consequences

        Under current federal income tax law, executives will generally recognize ordinary income equal to the amount of the award received in the year it is received. That income will be subject to applicable income and employment tax withholding by us. If, and to the extent that, the Executive CBP payments satisfy the requirements of Section 162(m) and otherwise satisfy the requirements for deductibility under federal income tax law, we will receive a deduction for the amount constituting ordinary income to the executive.

Vote Required

        Approval of Executive CBP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted "FOR" approval of the Executive CBP.

        Your board of directors recommends a vote FOR the approval of the Genomic Health, Inc. Executive Cash Bonus Plan.

 Proposal 4
Non-binding Advisory Vote on Executive Compensation

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires that we provide our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC.

        As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," our executive compensation programs are designed to attract and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of annual and long-term corporate objectives, and the creation of increased stockholder value. Please read the Compensation Discussion and Analysis for additional details about our executive compensation programs, including information about the 2013 compensation of our named executive officers.

        We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is advisory, which means that the vote on executive compensation is not binding on us, our board of directors or the Compensation Committee of the board of directors. This vote is not intended to address any specific item of compensation, but rather the vote relates to the compensation of our named executive officers as a whole, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we will ask our stockholders to vote for the following resolution at the annual meeting:

          "RESOLVED, that the Company's stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure."

        Your board of directors recommends a vote FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers.

 Proposal 5
Ratification of the Appointment of Independent Registered Public Accounting Firm

        The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2014. Ernst & Young LLP has audited our financial statements since our inception in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions. Although stockholder ratification of our independent registered public accounting firm is not required by our Bylaws or otherwise, we are submitting the selection of Ernst & Young LLP to our stockholders for ratification to permit stockholders to participate in this important corporate decision.

 Principal Accountant Fees and Services

        Aggregate fees for professional services rendered for us by Ernst & Young LLP for the years ended December 31, 2013 and 2012 were as follows:

Services Provided	2013	2012
Audit	$783,890	$840,000
Audit-related	—	—
Tax	2,900	3,000
All Other	—	—

	$786,790	$843,000

        Audit.    For the years ended December 31, 2013 and 2012, audit fees were for the integrated audits of our annual financial statements and our internal control over financial reporting and the review of quarterly financial statements included in our quarterly reports on Form 10-Q. For the year ended December 31, 2012, audit fees also included work related to our accelerated share repurchase program.

        Audit-related.    There were no audit-related fees for the years ended December 31, 2013 and 2012.

        Tax.    For the years ended December 31, 2013 and 2012, tax fees were for tax consulting services, including tax compliance.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee has implemented pre-approval policies and procedures related to the provision of audit and non-audit services. Under these procedures, the Audit Committee pre-approves both the type of services to be provided by Ernst & Young LLP and the estimated fees related to these services. All of the services in 2012 and 2013 were pre-approved.

        During the approval process, the Audit Committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm's independence, including compliance with rules and regulations of the SEC.

        Throughout the year, the Audit Committee will review any revisions to the estimates of audit and non-audit fees initially approved.

Required Vote

        Ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present and voting at the Annual Meeting in person or by proxy. Unless marked to the contrary, proxies received will be voted "FOR" ratification of the appointment. In the event ratification is not obtained, the Audit Committee will review its future selection of our independent registered public accounting firm but will not be required to select a different independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of our company and our stockholders.

        Your board of directors recommends a vote FOR ratification of Ernst & Young LLP as our independent registered public accounting firm.

 Stockholder Proposals for the 2015 Annual Meeting

        If a stockholder wishes to present a proposal to be considered for inclusion in our proxy statement for the 2015 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC. One of the requirements is that the proposal be received by Genomic Health's Secretary no later than December 27, 2014. Proposals we receive after that date will not be included in the proxy statement. We urge stockholders to submit proposals by Certified Mail—Return Receipt Requested.

        A stockholder proposal not included in our proxy statement for the 2015 Annual Meeting will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our Bylaws. To be timely, our Bylaws provide that we must have received the stockholder's notice not less than 90 days nor more than 120 days prior to the first anniversary date of the preceding year's annual meeting; however, if we have not held an annual meeting in the previous year or the date of the annual meeting is called for a date that is more than 30 days before or more than 60 days after the first anniversary date of the preceding year's annual meeting, we must have received the stockholder's notice not later than the close of business on the later of the 90th day prior to the date of the scheduled annual meeting or the 7th day following the earlier of the day on which notice of the annual meeting date was mailed or the day of the first public announcement of the annual meeting date. An adjournment or postponement of an annual meeting will not commence a new time period or extend any time period for the giving of the stockholder's notice described above. The stockholder's notice must set forth, as to each proposed matter, the information required by our Bylaws. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Forms 3, 4 and 5 with the SEC. Officers, directors and greater than 10% stockholders are required to furnish us with copies of all Forms 3, 4 and 5 they file.

        Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they filed all required reports, we believe that all of our officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements applicable to them with respect to transactions during 2013, except the following: Forms 4 for Ms. Popovits, Mr. Cole, Dr. Shak, Mr. Schorno and Ms. Hibbs that were due on February 4, 2013 were filed on February 7, 2013, and a Form 4 for Dr. Shak that was due on July 25, 2013 was filed on July 26, 2013.

Other Matters

        Your board of directors does not know of any other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, the proxy holders will vote in accordance with their judgment unless you direct them otherwise in your proxy instructions.

        Whether or not you intend to be present at the Annual Meeting, we urge you to vote by signing and mailing the enclosed proxy or voting by telephone or the Internet promptly.

By Order of the Board of Directors

G. Bradley Cole Chief Operating Officer and Secretary

Redwood City, California
April 24, 2014

        Our Annual Report on Form 10-K for the year ended December 31, 2013 has been mailed with this Proxy Statement. We will provide copies of exhibits to our Annual Report on Form 10-K, but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Genomic Health, Inc., 301 Penobscot Drive, Redwood City, California 94063. The request must include a representation by the stockholder that, as of April 11, 2014, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K and exhibits are also available at www.genomichealth.com.

 Appendix A

GENOMIC HEALTH, INC.

2005 STOCK INCENTIVE PLAN

(Adopted by the Board on September 8, 2005,
and amended and restated by the Board on March 24, 2014)

A-i

A-ii

A-iii

 GENOMIC HEALTH, INC.

2005 STOCK INCENTIVE PLAN

(As amended and restated on March [    ], 2014)

SECTION 1. ESTABLISHMENT AND PURPOSE.

        The Plan was adopted by the Board of Directors on September 8, 2005, amended and restated on January 28, 2009, amended on July 25, 2013, and amended and restated on March [    ], 2014. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of restricted shares, stock units, options (which may constitute incentive stock options or nonstatutory stock options) or stock appreciation rights.

SECTION 2. DEFINITIONS.

        (a)  "Affiliate" shall mean any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

        (b)  "Award" shall mean any award of an Option, a SAR, a Restricted Share or a Stock Unit under the Plan.

        (c)  "Board of Directors" shall mean the Board of Directors of the Company, as constituted from time to time.

        (d)  "Change in Control" shall mean the occurrence of any of the following events:

            (i)  A change in the composition of the Board of Directors occurs, as a result of which fewer than one-half of the incumbent directors are directors who either:

            (A)  Had been directors of the Company on the "look-back date" (as defined below) (the "original directors"); or

            (B)  Were elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved (the "continuing directors"); or

           (ii)  Any "person" (as defined below) who by the acquisition or aggregation of securities, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities ordinarily (and apart from rights accruing under special circumstances) having the right to vote at elections of directors (the "Base Capital Stock"); except that any change in the relative beneficial ownership of the Company's securities by any person resulting solely from a reduction in the aggregate number of outstanding shares of Base Capital Stock, and any decrease thereafter in such person's ownership of securities, shall be disregarded until such person increases in any manner, directly or indirectly, such person's beneficial ownership of any securities of the Company; or

          (iii)  The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity; or

          (iv)  The sale, transfer or other disposition of all or substantially all of the Company's assets.

        For purposes of subsection (d)(i) above, the term "look-back" date shall mean the date 24 months prior to the date of the event that may constitute a Change in Control.

        For purposes of subsection (d)(ii)) above, the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (1) a trustee or other fiduciary holding securities under an employee benefit plan maintained by the Company or a Parent or Subsidiary and (2) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the Stock.

        Any other provision of this Section 2(d) notwithstanding, a transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction, and a Change in Control shall not be deemed to occur if the Company files a registration statement with the United States Securities and Exchange Commission for the initial offering of Stock to the public.

        (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.

        (f)  "Committee" shall mean the Compensation Committee as designated by the Board of Directors, which is authorized to administer the Plan, as described in Section 3 hereof.

        (g)  "Company" shall mean Genomic Health, Inc., a Delaware corporation.

        (h)  "Consultant" shall mean a consultant or advisor who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor (not including service as a member of the Board of Directors) or a member of the board of directors of a Parent or a Subsidiary, in each case who is not an Employee.

        (i)  "Employee" shall mean any individual who is a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate.

        (j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        (k)  "Exercise Price" shall mean, in the case of an Option, the amount for which one Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. "Exercise Price," in the case of a SAR, shall mean an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Share in determining the amount payable upon exercise of such SAR.

        (l)  "Fair Market Value" with respect to a Share, shall mean the market price of one Share, determined by the Committee as follows:

            (i)  If the Stock was traded over-the-counter on the date in question but was not traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last transaction price quoted for such date by the OTC Bulletin Board or, if not so quoted, shall be equal to the mean between the last reported representative bid and asked prices quoted for such date by the principal automated inter-dealer quotation system on which the Stock is quoted or, if the Stock is not quoted on any such system, by the Pink Sheets LLC;

           (ii)  If the Stock was traded on The Nasdaq Stock Market, then the Fair Market Value shall be equal to the last reported sale price quoted for such date by The Nasdaq Stock Market;

          (iii)  If the Stock was traded on a United States stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported for such date by the applicable composite-transactions report; and

          (iv)  If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

In all cases, the determination of Fair Market Value by the Committee shall be conclusive and binding on all persons.

        (m)  "ISO" shall mean an employee incentive stock option described in Section 422 of the Code.

        (n)  "Nonstatutory Option" or "NSO" shall mean an employee stock option that is not an ISO.

        (o)  "Offeree" shall mean an individual to whom the Committee has offered the right to acquire Shares under the Plan (other than upon exercise of an Option).

        (p)  "Option" shall mean an ISO or Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

        (q)  "Optionee" shall mean an individual or estate who holds an Option or SAR.

        (r)  "Outside Director" shall mean a member of the Board of Directors who is not a common-law employee of, or paid consultant to, the Company, a Parent or a Subsidiary.

        (s)  "Parent" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be a Parent commencing as of such date.

        (t)  "Participant" shall mean an individual or estate who holds an Award.

        (u)  "Plan" shall mean this 2005 Stock Incentive Plan of Genomic Health, Inc., as amended from time to time.

        (v)  "Purchase Price" shall mean the consideration for which one Share may be acquired under the Plan (other than upon exercise of an Option), as specified by the Committee.

        (w)  "Restricted Share" shall mean a Share awarded under the Plan.

        (x)  "Restricted Share Agreement" shall mean the agreement between the Company and the recipient of a Restricted Share which contains the terms, conditions and restrictions pertaining to such Restricted Shares.

        (y)  "SAR" shall mean a stock appreciation right granted under the Plan.

        (z)  "SAR Agreement" shall mean the agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to his or her SAR.

        (aa)  "Service" shall mean service as an Employee, Consultant or Outside Director, subject to such further limitations as may be set forth in the Plan or the applicable Stock Option Agreement, SAR Agreement, Restricted Share Agreement or Stock Unit Agreement. Service does not terminate when an Employee goes on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued Service crediting, or when continued Service crediting is required by applicable law. However, for purposes of determining whether an Option is entitled to ISO status, an Employee's employment will be treated as terminating three months after such Employee went on leave, unless such Employee's right to return to active work is guaranteed by law or by a contract. Service terminates in any event when the approved leave ends, unless such Employee immediately returns to active work. The Company determines which leaves count toward Service, and when Service terminates for all purposes under the Plan.

        (bb)  "Share" shall mean one share of Stock, as adjusted in accordance with Section 11 (if applicable). All share numbers herein assume, and no adjustment shall be made in respect of, the one-for-three reverse split of the Stock approved by the Board of Directors on the date of initial adoption of the Plan.

        (cc)  "Stock" shall mean the Common Stock of the Company.

        (dd)  "Stock Option Agreement" shall mean the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to such Option.

        (ee)  "Stock Unit" shall mean a bookkeeping entry representing the equivalent of one Share, as awarded under the Plan.

        (ff)  "Stock Unit Agreement" shall mean the agreement between the Company and the recipient of a Stock Unit which contains the terms, conditions and restrictions pertaining to such Stock Unit.

        (gg)  "Subsidiary" shall mean any corporation, if the Company and/or one or more other Subsidiaries own not less than 50% of the total combined voting power of all classes of outstanding stock of such corporation. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

        (hh) "Total and Permanent Disability" shall mean permanent and total disability as defined by section 22(e)(3) of the Code.

SECTION 3. ADMINISTRATION.

        (a)    Committee Composition.     The Plan shall be administered by the Committee. The Committee shall consist of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy (i) such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and (ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

        (b)    Committee for Non-Officer Grants.     The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not satisfy the requirements of Section 3(a), who may administer the Plan with respect to Employees who are not considered officers or directors of the Company under Section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and may determine all terms of such grants. Within the limitations of the preceding sentence, any reference in the Plan to the Committee shall include such committee or committees appointed pursuant to the preceding sentence. The Board of Directors may also authorize one or more officers of the Company to designate Employees, other than officers under Section 16 of the Exchange Act, to receive Awards and/or to determine the number of such Awards to be received by such persons; provided, however, that the Board of Directors shall specify the total number of Awards that such officers may so award.

        (c)    Committee Procedures.     The Board of Directors shall designate one of the members of the Committee as chairman. The Committee may hold meetings at such times and places as it shall determine. The acts of a majority of the Committee members present at meetings at which a quorum exists, or acts reduced to or approved in writing (including via email) by all Committee members, shall be valid acts of the Committee.

        (d)    Committee Responsibilities.     Subject to the provisions of the Plan, the Committee shall have full authority and discretion to take the following actions:

            (i)  To interpret the Plan and to apply its provisions;

           (ii)  To adopt, amend or rescind rules, procedures and forms relating to the Plan;

          (iii)  To adopt, amend or terminate sub-plans established for the purpose of satisfying applicable foreign laws including qualifying for preferred tax treatment under applicable foreign tax laws;

          (iv)  To authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

           (v)  To determine when Awards are to be granted under the Plan;

          (vi)  To select the Offerees and Optionees;

         (vii)  To determine the number of Shares to be made subject to each Award;

        (viii)  To prescribe the terms and conditions of each Award, including (without limitation) the Exercise Price and Purchase Price, and the vesting or duration of the Award (including accelerating the vesting of Awards, either at the time of the Award or thereafter, without the consent of the Participant), to determine whether an Option is to be classified as an ISO or as a Nonstatutory Option, and to specify the provisions of the agreement relating to such Award;

          (ix)  To amend any outstanding Award agreement, subject to applicable legal restrictions and to the consent of the Participant if the Participant's rights or obligations would be materially impaired;

           (x)  To prescribe the consideration for the grant of each Award or other right under the Plan and to determine the sufficiency of such consideration;

          (xi)  To determine the disposition of each Award or other right under the Plan in the event of a Participant's divorce or dissolution of marriage;

         (xii)  To determine whether Awards under the Plan will be granted in replacement of other grants under an incentive or other compensation plan of an acquired business;

        (xiii)  To correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award agreement;

        (xiv)  To establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any Award; and

         (xv)  To take any other actions deemed necessary or advisable for the administration of the Plan.

Subject to the requirements of applicable law, the Committee may designate persons other than members of the Committee to carry out its responsibilities and may prescribe such conditions and limitations as it may deem appropriate, except that the Committee may not delegate its authority with regard to the selection for participation of or the granting of Options or other rights under the Plan to persons subject to Section 16 of the Exchange Act. All decisions, interpretations and other actions of the Committee shall be final and binding on all Offerees, all Optionees, and all persons deriving their rights from an Offeree or Optionee. No member of the Committee shall be liable for any action that he has taken or has failed to take in good faith with respect to the Plan, any Option, or any right to acquire Shares under the Plan.

SECTION 4. ELIGIBILITY.

        (a)    General Rule.     Only common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. Only Employees, Consultants and Outside Directors shall be eligible for the grant of Restricted Shares, Stock Units, Nonstatutory Options or SARs.

        (b)    Automatic Grants to Outside Directors.

            (i)  Each Outside Director who first joins the Board of Directors on or after the effective date of the Plan, and who was not previously an Employee, shall receive a Nonstatutory Option, subject to approval of the Plan by the Company's stockholders, to purchase 20,000 Shares (subject to adjustment under Section 11) on the date of his or her election to the Board of Directors. Twenty-five percent (25%) of the Shares subject to each Option granted under this Section 4(b)(i) shall vest and become exercisable on the first anniversary of the date of grant. The balance of the Shares subject to such Option (i.e. the remaining seventy-five percent (75%)) shall vest and become exercisable monthly over a three-year period beginning on the day which is one month after the first anniversary of the date of grant, at a monthly rate of 2.0833% of the total number of Shares subject to such Option. Notwithstanding the foregoing, each such Option shall become vested if a Change in Control occurs with respect to the Company during the Optionee's Service.

           (ii)  On the first business day following the conclusion of each regular annual meeting of the Company's stockholders, each Outside Director who was not elected to the Board for the first time at such meeting and who will continue serving as a member of the Board of Directors thereafter shall receive an Option to purchase 10,000 Shares (subject to adjustment under Section 11), provided that such Outside Director has served on the Board of Directors for at least six months. Each Option granted under this Section 4(b)(ii) shall vest and become exercisable on the first anniversary of the date of grant; provided, however, that each such Option shall become exercisable in full immediately prior to the next regular annual meeting of the Company's stockholders following such date of grant in the event such meeting occurs prior to such first anniversary date. Notwithstanding the foregoing, each Option granted under this Section 4(b)(ii) shall become vested if a Change in Control occurs with respect to the Company during the Optionee's Service.

          (iii)  The Exercise Price of all Nonstatutory Options granted to an Outside Director under this Section 4(b) shall be equal to 100% of the Fair Market Value of a Share on the date of grant, payable in one of the forms described in Section 8(a), (b) or (d).

          (iv)  All Nonstatutory Options granted to an Outside Director under this Section 4(b) shall terminate on the earlier of (A) the day before the tenth anniversary of the date of grant of such Options or (B) the date twelve months after the termination of such Outside Director's Service for any reason; provided, however, that any such Options that are not vested upon the termination of the Outside Director's Service as a member of the Board of Directors for any reason shall terminate immediately and may not be exercised.

        (c)    Ten-Percent Stockholders.     An Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company, a Parent or Subsidiary shall not be eligible for the grant of an ISO unless such grant satisfies the requirements of Section 422(c)(5) of the Code.

        (d)    Attribution Rules.     For purposes of Section 4(c) above, in determining stock ownership, an Employee shall be deemed to own the stock owned, directly or indirectly, by or for such Employee's brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its stockholders, partners or beneficiaries.

        (e)    Outstanding Stock.     For purposes of Section 4(c) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding stock" shall not include shares authorized for issuance under outstanding options held by the Employee or by any other person.

SECTION 5. STOCK SUBJECT TO PLAN.

        (a)    Basic Limitation.     Shares offered under the Plan shall be authorized but unissued Shares or treasury Shares. The aggregate number of Shares authorized for issuance as Awards under the Plan shall not exceed 8,980,000 Shares (the "Absolute Share Limit"). The limitations of this Section 5(a) shall be subject to adjustment pursuant to Section 11. The number of Shares that are subject to Options or other Awards outstanding at any time under the Plan shall not exceed the number of Shares which then remain available for issuance under the Plan. The Company, during the term of the Plan, shall at all times reserve and keep available sufficient Shares to satisfy the requirements of the Plan.

        (b)    Award Limitation.     Subject to the provisions of Section 11, no Participant may receive Options, SARs, Restricted Shares or Stock Units under the Plan in any calendar year that relate to more than 1,650,000 Shares.

        (c)    Additional Shares.     If Restricted Shares or Shares issued upon the exercise of Options are forfeited, then such Shares shall again become available for Awards under the Plan. If Stock Units, Options or SARs are forfeited or terminate for any other reason before being exercised, then the corresponding Shares shall again become available for Awards under the Plan. If Stock Units are settled, then only the number of Shares (if any) actually issued in settlement of such Stock Units shall reduce the number available under Section 5(a) and the balance shall again become available for Awards under the Plan. If SARs are exercised, then only the number of Shares (if any) actually issued in settlement of such SARs shall reduce the number available in Section 5(a) and the balance shall again become available for Awards under the Plan. Notwithstanding the foregoing, the number of Shares that may be delivered in the aggregate pursuant to the exercise of ISOs granted under the Plan shall not exceed the Absolute Share Limit, as adjusted pursuant to Section 11, plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 5(c).

SECTION 6. RESTRICTED SHARES.

        (a)    Restricted Stock Agreement.     Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

        (b)    Payment for Awards.     Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services.

        (c)    Vesting.     Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares of thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

        (d)    Voting and Dividend Rights.     The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other stockholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

        (e)    Restrictions on Transfer of Shares.     Restricted Shares shall be subject to such rights of repurchase, rights of first refusal or other restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Restricted Stock Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

 SECTION 7. TERMS AND CONDITIONS OF OPTIONS.

        (a)    Stock Option Agreement.     Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms and conditions of the Plan and may be subject to any other terms and conditions which are not inconsistent with the Plan and which the Committee deems appropriate for inclusion in a Stock Option Agreement. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee's other compensation.

        (b)    Number of Shares.     Each Stock Option Agreement shall specify the number of Shares that are subject to the Option and shall provide for the adjustment of such number in accordance with Section 11.

        (c)    Exercise Price.     Each Stock Option Agreement shall specify the Exercise Price. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except as otherwise provided in 4(c), and the Exercise Price of an NSO shall not be less 85% of the Fair Market Value of a Share on the date of grant. Subject to the foregoing in this Section 7(c), the Exercise Price under any Option shall be determined by the Committee at its sole discretion. The Exercise Price shall be payable in one of the forms described in Section 8.

        (d)    Withholding Taxes.     As a condition to the exercise of an Option, the Optionee shall make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with such exercise. The Optionee shall also make such arrangements as the Committee may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of Shares acquired by exercising an Option.

        (e)    Exercisability and Term.     Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant (five years for Employees described in Section 4(c)). A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability, or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited. Subject to the foregoing in this Section 7(e), the Committee at its sole discretion shall determine when all or any installment of an Option is to become exercisable and when an Option is to expire.

        (f)    Exercise of Options.     Each Stock Option Agreement shall set forth the extent to which the Optionee shall have the right to exercise the Option following termination of the Optionee's Service with the Company and its Subsidiaries, and the right to exercise the Option of any executors or administrators of the Optionee's estate or any person who has acquired such Option(s) directly from the Optionee by bequest or inheritance. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

        (g)    Effect of Change in Control.     The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Shares subject to such Option in the event that a Change in Control occurs with respect to the Company.

        (h)    No Rights as a Stockholder.     An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his Option until the date of the issuance of a stock certificate for such Shares. No adjustments shall be made, except as provided in Section 11.

        (i)    Modification, Extension and Renewal of Options.     Within the limitations of the Plan, the Committee may modify, extend or renew outstanding options or may accept the cancellation of outstanding options (to the extent not previously exercised), whether or not granted hereunder, in return for the grant of new Options for the same or a different number of Shares and at the same or a different exercise price, or in return for the grant of the same or a different number of Shares. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, materially impair his or her rights or obligations under such Option.

        (j)    Restrictions on Transfer of Shares.     Any Shares issued upon exercise of an Option shall be subject to such special forfeiture conditions, rights of repurchase, rights of first refusal and other transfer restrictions as the Committee may determine. Such restrictions shall be set forth in the applicable Stock Option Agreement and shall apply in addition to any general restrictions that may apply to all holders of Shares.

        (k)    Buyout Provisions.     The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

SECTION 8. PAYMENT FOR SHARES.

        (a)    General Rule.     The entire Exercise Price or Purchase Price of Shares issued under the Plan shall be payable in lawful money of the United States of America at the time when such Shares are purchased, except as provided in Section 8(b) through Section 8(g) below.

        (b)    Surrender of Stock.     To the extent that a Stock Option Agreement so provides, payment may be made all or in part by surrendering, or attesting to the ownership of, Shares which have already been owned by the Optionee or his representative. Such Shares shall be valued at their Fair Market Value on the date when the new Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

        (c)    Services Rendered.     At the discretion of the Committee, Shares may be awarded under the Plan in consideration of services rendered to the Company or a Subsidiary prior to the award. If Shares are awarded without the payment of a Purchase Price in cash, the Committee shall make a determination (at the time of the award) of the value of the services rendered by the Offeree and the sufficiency of the consideration to meet the requirements of Section 6(b).

        (d)    Cashless Exercise.     To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

        (e)    Exercise/Pledge.     To the extent that a Stock Option Agreement so provides, payment may be made all or in part by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker or lender to pledge Shares, as security for a loan, and to deliver all or part of the loan proceeds to the Company in payment of the aggregate Exercise Price.

        (f)    Promissory Note.     To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made all or in part by delivering (on a form prescribed by the Company) a full-recourse promissory note.

        (g)    Other Forms of Payment.     To the extent that a Stock Option Agreement or Restricted Stock Agreement so provides, payment may be made in any other form that is consistent with applicable laws, regulations and rules.

        (h)    Limitations under Applicable Law.     Notwithstanding anything herein or in a Stock Option Agreement or Restricted Stock Agreement to the contrary, payment may not be made in any form that is unlawful, as determined by the Committee in its sole discretion.

SECTION 9. STOCK APPRECIATION RIGHTS.

        (a)    SAR Agreement.     Each grant of a SAR under the Plan shall be evidenced by a SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee's other compensation.

        (b)    Number of Shares.     Each SAR Agreement shall specify the number of Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Section 11.

        (c)    Exercise Price.     Each SAR Agreement shall specify the Exercise Price. A SAR Agreement may specify an Exercise Price that varies in accordance with a predetermined formula while the SAR is outstanding.

        (d)    Exercisability and Term.     Each SAR Agreement shall specify the date when all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR. A SAR Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. A SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. A SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.

        (e)    Effect of Change in Control.     The Committee may determine, at the time of granting a SAR or thereafter, that such SAR shall become fully exercisable as to all Common Shares subject to such SAR in the event that a Change in Control occurs with respect to the Company.

        (f)    Exercise of SARs.     Upon exercise of a SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Shares, (b) cash or (c) a combination of Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Shares subject to the SARs exceeds the Exercise Price.

        (g)    Modification or Assumption of SARs.     Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs or may accept the cancellation of outstanding SARs (whether granted by the Company or by another issuer) in return for the grant of new SARs for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of a SAR shall, without the consent of the holder, materially impair his or her rights or obligations under such SAR.

        (h)    Buyout Provisions.     The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents a SAR previously granted, or (b) authorize an Optionee to elect to cash out a SAR previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.

 SECTION 10. STOCK UNITS.

        (a)    Stock Unit Agreement.     Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient's other compensation.

        (b)    Payment for Awards.     To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.

        (c)    Vesting Conditions.     Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that a Change in Control occurs with respect to the Company.

        (d)    Voting and Dividend Rights.     The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee's discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Shares, or in a combination of both. Prior to distribution, any dividend equivalents which are not paid shall be subject to the same conditions and restrictions (including without limitation, any forfeiture conditions) as the Stock Units to which they attach.

        (e)    Form and Time of Settlement of Stock Units.     Settlement of vested Stock Units may be made in the form of (a) cash, (b) Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Section 11.

        (f)    Death of Recipient.     Any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient's death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient's death shall be distributed to the recipient's estate.

        (g)    Creditors' Rights.     A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.

SECTION 11. ADJUSTMENT OF SHARES.

        (a)    Adjustments.     In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Shares, a declaration of a dividend payable in a form other than Shares in an amount that has a material effect on the price of Shares, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make appropriate and equitable adjustments in:

            (i)  The number of Options, SARs, Restricted Shares and Stock Units available for future Awards under Section 5;

           (ii)  The limitations set forth in Section 5(b);

          (iii)  The number of NSOs to be granted to Outside Directors under Section 4(b);

          (iv)  The number of Shares covered by each outstanding Option and SAR;

           (v)  The Exercise Price under each outstanding Option and SAR; and

          (vi)  The number of Stock Units included in any prior Award which has not yet been settled.

Except as provided in this Section 11, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

        (b)    Dissolution or Liquidation.     To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.

        (c)    Reorganizations.     In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Subject to compliance with Section 409A of the Code, such agreement shall provide for:

            (i)  The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

           (ii)  The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

          (iii)  The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

          (iv)  Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

           (v)  Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

        (d)    Reservation of Rights.     Except as provided in this Section 11, an Optionee or Offeree shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend or any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 12. DEFERRAL OF AWARDS.

        (a)    Committee Powers.     Subject to compliance with Section 409A of the Code, the Committee (in its sole discretion) may permit or require a Participant to:

            (i)  Have cash that otherwise would be paid to such Participant as a result of the exercise of a SAR or the settlement of Stock Units credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books;

           (ii)  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR converted into an equal number of Stock Units; or

          (iii)  Have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Option or SAR or the settlement of Stock Units converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Shares as of the date when they otherwise would have been delivered to such Participant.

        (b)    General Rules.     A deferred compensation account established under this Section 12 may be credited with interest or other forms of investment return, as determined by the Committee. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Section 12.

SECTION 13. AWARDS UNDER OTHER PLANS.

        The Company may grant awards under other plans or programs. Such awards may be settled in the form of Shares issued under this Plan. Such Shares shall be treated for all purposes under the Plan like Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Shares available under Section 5.

SECTION 14. PAYMENT OF DIRECTOR'S FEES IN SECURITIES.

        (a)    Effective Date.     No provision of this Section 14 shall be effective unless and until the Board has determined to implement such provision.

        (b)    Elections to Receive NSOs, Restricted Shares or Stock Units.     An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Section 14 shall be filed with the Company on the prescribed form.

        (c)    Number and Terms of NSOs, Restricted Shares or Stock Units.     The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terms of such NSOs, Restricted Shares or Stock Units shall also be determined by the Board.

SECTION 15. LEGAL AND REGULATORY REQUIREMENTS.

        Shares shall not be issued under the Plan unless the issuance and delivery of such Shares complies with (or is exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations and the regulations of any stock exchange on which the Company's securities may then be listed, and the Company has obtained the approval or favorable ruling from any governmental agency which the Company determines is necessary or advisable. The Company shall not be liable to a Participant or other persons as to: (a) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares under the Plan; and (b) any tax consequences expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted under the Plan.

SECTION 16. TAXES.

        (a)    Withholding Taxes.     To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Shares or make any cash payment under the Plan until such obligations are satisfied.

        (b)    Share Withholding.     The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Shares that he or she previously acquired. Such Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. In no event may a Participant have Shares withheld that would otherwise be issued to him or her in excess of the number necessary to satisfy the legally required minimum tax withholding. . Each Award that provides for "nonqualified deferred compensation" within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a "separation from service" (within the meaning of Section 409A) to a Participant who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant's separation from service, or (ii) the Participant's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

        (c)    Section 409A.     Each Award that provides for "nonqualified deferred compensation" within the meaning of Section 409A of the Code shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A. If any amount under such an Award is payable upon a "separation from service" (within the meaning of Section 409A) to a Participant who is then considered a "specified employee" (within the meaning of Section 409A), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant's separation from service, or (ii) the Participant's death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A. In addition, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A.

SECTION 17. OTHER PROVISIONS APPLICABLE TO AWARDS.

        (a)    Transferability.     Unless the agreement evidencing an Award (or an amendment thereto authorized by the Committee) expressly provides otherwise, no Award granted under this Plan, nor any interest in such Award, may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner (prior to the vesting and lapse of any and all restrictions applicable to Shares issued under such Award), other than by will or the laws of descent and distribution; provided, however, that an ISO may be transferred or assigned only to the extent consistent with Section 422 of the Code. Any purported assignment, transfer or encumbrance in violation of this Section 17(a) shall be void and unenforceable against the Company.

        (b)    Qualifying Performance Criteria.     The number of Shares or other benefits granted, issued, retainable and/or vested under an Award may be made subject to the attainment of performance goals.

The Committee may utilize any performance criteria selected by it in its sole discretion to establish performance goals; provided, however, that in the case of any Award intended to qualify as "performance-based compensation" under Section 162(m) of the Code ("Performance Based Award"), the following conditions shall apply:

            (i)  The amount potentially available under a Performance Based Award shall be subject to the attainment of pre-established, objective performance goals relating to a specified period of service based on one or more of the following performance criteria: (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization, (d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin (including as a percentage of revenue), (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, (u) test volume metrics, (v) objective customer indicators (including, without limitation, customer satisfaction), (w) improvements in productivity, (x) attainment of objective operating goals, or (y) objective employee metrics ("Qualifying Performance Criteria"), any of which may be measured either individually, alternatively or in any combination, applied to either the individual, the Company as a whole or to a business unit or subsidiary of the Company, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, or on the basis of any other specified period, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, and subject to specified adjustments, in each case as specified by the Committee in the Award.

           (ii)  Unless specified otherwise by the Committee at the time the performance goals are established or otherwise within the time limit prescribed by Section 162(m) of the Code, the Committee shall appropriately adjust the method of evaluating performance under a Qualifying Performance Criteria for a performance period as follows: (a) to exclude asset write-downs, (b) to exclude litigation or claim judgments or settlements, (c) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (d) to exclude accruals for reorganization and restructuring programs, (e) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (f) to exclude the dilutive and/or accretive effects of acquisitions or joint ventures, (g) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (h) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (i) to exclude the effects of stock based compensation; and (j) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m).

          (iii)  The Committee shall establish in writing the applicable performance goals (and any variation to the adjustments specified in the preceding subparagraph (ii)), and an objective method for determining the Award earned by a Participant if the goals are attained, while the outcome is substantially uncertain and not later than the 90th day of the performance period (but in no event after 25% of the period of service with respect to which the performance goals relate has elapsed), and shall determine and certify in writing, for each Participant, the extent to which the performance goals have been met prior to payment or vesting of the Award. The Committee may reserve the right, in its sole discretion, to reduce the amount of compensation otherwise payable under the Plan upon the attainment of the pre-established performance goals. The Committee may not in any event increase the amount of compensation payable under the Plan upon the attainment of the pre-established performance goals to a Participant who is a "covered employee" within the meaning of Section 162(m) of the Code.

SECTION 18. NO EMPLOYMENT RIGHTS.

        No provision of the Plan, nor any right or Option granted under the Plan, shall be construed to give any person any right to become, to be treated as, or to remain an Employee. The Company and its Subsidiaries reserve the right to terminate any person's Service at any time and for any reason, with or without notice.

SECTION 19. DURATION AND AMENDMENTS.

        (a)    Term of the Plan.     The Plan, as set forth herein, shall terminate automatically on March 23, 2024 and may be terminated on any earlier date pursuant to Subsection (b) below.

        (b)    Right to Amend or Terminate the Plan.     The Board of Directors may amend or terminate the Plan at any time and from time to time. Rights and obligations under any Award granted before amendment of the Plan shall not be materially impaired by such amendment, except with consent of the Participant. An amendment of the Plan shall be subject to the approval of the Company's stockholders only to the extent required by applicable laws, regulations or rules.

        (c)    Effect of Termination.     No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan shall not affect Awards previously granted under the Plan.

 Appendix B

GENOMIC HEALTH, INC. EXECUTIVE CASH BONUS PLAN

        1.     Purpose.

        The purpose of the Genomic Health, Inc. Executive Cash Bonus Plan (the "Plan") is to provide a link between compensation and performance, to motivate participants to achieve corporate performance objectives, and to attract, motivate, reward and retain the individuals who are part of the senior executive staff of Genomic Health, Inc. (the "Company"). Under the Plan, a participant may be awarded a performance bonus, described in Section 4 hereof, which is intended to constitute "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). No bonuses shall be payable under this Plan unless and until the Plan is approved by the Company's stockholders.

        2.     Eligibility.

        Those individuals who are part of the senior executive staff as designated by the Compensation Committee of the Board of Directors of the Company (the "Compensation Committee") shall be eligible to participate in the Plan (collectively, the "Executives"). No person is automatically entitled to participate in the Plan in any performance period, or portion thereof. Participation in the Plan during any performance period, or portion thereof, does not entitle a participant to participate in the Plan or any similar plan in the future.

        3.     Administration of the Plan.

        The Plan shall be administered by the Compensation Committee, which shall consist of at least two independent directors of the Company who satisfy the requirements of Section 162(m) of the Code. The Compensation Committee shall have the sole discretion and authority to:

            (i)  administer and interpret the Plan in accordance with Section 162(m) of the Code as appropriate;

           (ii)  prescribe the terms and conditions of any awards granted under the Plan;

          (iii)  adopt rules and guidelines for the administration of the Plan that are consistent with the Plan; and

          (iv)  interpret, amend or revoke any such rules and guidelines.

        The decisions of the Compensation Committee shall in every case be final and binding on all persons having an interest in the Plan.

        4.     Performance Bonus Amounts.

        For each performance period, which may comprise one or more fiscal years or portion(s) thereof, or such other period specified by the Compensation Committee, the performance bonus amount payable to each Executive under this Section 4 is intended to constitute performance-based compensation for purposes of Section 162(m) of the Code and shall be based on a target bonus, in turn based on one or more relevant performance criteria and the extent to which targets identified for such criteria are realized. The Compensation Committee shall, for each performance period, approve the target bonus amount for each Executive, the relevant performance criteria, the respective targets for such criteria, and the bonus amounts payable depending upon if and the extent to which such targets are realized, in accordance with the following rules:

          (i)  The relevant performance criteria shall include (a) cash flow (including operating cash flow), (b) earnings per share, (c) earnings before any combination of interest, taxes, depreciation or amortization,

(d) return on equity, (e) total stockholder return, (f) share price performance, (g) return on capital, (h) return on assets or net assets, (i) revenue, (j) income or net income, (k) operating income or net operating income, (l) operating profit or net operating profit, (m) operating margin or profit margin, (n) return on operating revenue, (o) return on invested capital, (p) market segment shares, (q) costs, (r) expenses, (s) achievement of target levels of discovery and/or development of products or services, including but not limited to research or regulatory achievements, (t) third party coverage and/or reimbursement objectives, (u) test volume metrics, (v) objective customer indicators (including, without limitation, customer satisfaction), (w) improvements in productivity, (x) attainment of objective operating goals, or (y) objective employee metrics, any of which may be measured either individually, alternatively or in any combination, applied to either the individual, the Company as a whole or to a business unit or subsidiary of the Company, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, or on the basis of any other specified period, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group or index, and subject to specified adjustments, in each case as specified by the Compensation Committee when it identifies the selected performance criteria.

         (ii)  Unless specified otherwise by the Compensation Committee at the time the performance goals are established or otherwise within the time limit prescribed by Section 162(m) of the Code, the Compensation Committee shall appropriately adjust the method of evaluating performance under a performance criterion for a performance period as follows: (i) to exclude asset write-downs, (ii) to exclude litigation or claim judgments or settlements, (iii) to exclude the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) to exclude accruals for reorganization and restructuring programs, (v) to exclude any extraordinary nonrecurring items as determined under generally accepted accounting principles and/or described in managements' discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (vi) to exclude the dilutive and/or accretive effects of acquisitions or joint ventures, (vii) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a performance period following such divestiture, (viii) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends, (ix) to exclude the effects of stock based compensation; and (x) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles, in each case in compliance with Section 162(m).

        (iii)  As determined by the Compensation Committee, any given performance criterion may be measured over all or part of the performance period. The Compensation Committee must identify in writing within ninety (90) days after the beginning of the performance period (or, if earlier, on or before the date which represents 25% of the total number of days in the performance period), and while the outcome of the performance criterion is substantially uncertain, the target bonus, the selected performance criteria and the targets applicable to such period.

        (iv)  The Compensation Committee may in its discretion direct that any performance bonus be reduced below the amount as calculated above. Further, the Compensation Committee may in its discretion increase the amount of compensation otherwise payable to any Executive upon satisfaction of the designated targets if such Executive would not be covered by Section 162(m) of the Code. Notwithstanding the foregoing, the maximum aggregate amount payable under this Plan to any Executive in any fiscal year as a performance bonus shall be $5,000,000.

        5.     The Payment of Bonuses.

        No later than two and one-half months following the completion of the performance period, and prior to payment of the bonus, the Compensation Committee shall determine and certify in writing the extent to which the performance criteria and targets have been satisfied as required by Section 162(m) of the Code for the performance period. Bonuses shall be paid as soon as practicable following the end of such performance period, as the case may be, and such certification, and in no event later than two and one-half months following the completion of the performance period.

        6.     Termination of Employment.

        In order to earn a bonus for a performance period, the Executive must be employed by the Company or its subsidiaries through the date that the bonus payments are distributed for the performance period. If an Executive would otherwise be entitled to payment of a bonus award under Section 4 of the Plan, but terminates employment with the Company or its subsidiaries prior to the end of the performance period for any reason (whether voluntary or involuntary), the Executive shall not earn any portion of the award under the Plan for that performance period, provided that the Compensation Committee shall have discretion to provide for payment of a pro rata portion of any otherwise earned award (based on the number of days employed during the performance period) in appropriate circumstances.

        7.     Amendment and Termination.

        The Compensation Committee may terminate the Plan at any time, for any and no reason, and may also amend the Plan in order to reduce the amount of any Executive's bonus payments at any time, for any or no reason.

        8.     Section 409A of the Code.

        To the extent applicable, it is intended that this Plan and any awards granted hereunder either be exempt from the requirements of, or else comply with the requirements of, Section 409A of the Code and any related regulations or other guidance promulgated with respect to such Section by the U.S. Department of the Treasury or the Internal Revenue Service. Any provision that would cause any award granted hereunder to incur additional taxes under Section 409A of the Code shall have no force or effect until amended to comply with Section 409A of the Code, which amendment may be retroactive to the extent permitted by Section 409A of the Code.

        9.     Recoupment.

        Notwithstanding any other provision herein, any recoupment or "clawback" policies adopted by the Compensation Committee pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law shall apply to the awards granted hereunder to the extent the Compensation Committee provides at the time the policy is adopted.

        10.   No Right to Employment, Reelection or Continued Service.

        Nothing in this Plan or a bonus granted hereunder shall interfere with or limit in any way the right of the Company to terminate any participant's employment, service on the Board of Directors or service for the Company or any subsidiary thereof at any time or for any reason not prohibited by law, nor shall this Plan or a bonus granted hereunder itself confer upon any participant any right to continue his or her employment or service for any specified period of time. Neither a bonus awarded hereunder nor any benefits arising under this Plan shall constitute an employment contract with the Company.

        11.   Unfunded Plan.

        The Plan is intended to be an unfunded plan. Participants are and shall at all times be general creditors of the Company with respect to their bonus awards, if any. If the Compensation Committee or the Company chooses to set aside funds in a trust or otherwise for the payment of bonuses under the Plan, such funds shall at all times be subject to the claims of the creditors of the Company in the event of its bankruptcy or insolvency.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 000000000000 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000212215_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Kimberly J. Popovits 02 Felix J. Baker, Ph.D. 03 Julian C. Baker 04 Fred E. Cohen, M.D. 05 Samuel D. Colella 06 Henry J. Fuchs, M.D. 07 Ginger L. Graham 08 Randall S. Livingston GENOMIC HEALTH, INC. ATTN: JEANNIE TWOMEY 301 PENOBSCOT DRIVE REDWOOD CITY, CA 94063 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To approve the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan. 3. To approve the Genomic Health, Inc. Executive Cash Bonus Plan. 4. To approve, on a non-binding advisory basis, the compensation of our named executive officers. 5. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014. NOTE: In his or her discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000212215_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report is/ are available at www.proxyvote.com . GENOMIC HEALTH, INC. Annual Meeting of Stockholders June 5, 2014 10:00 AM This Proxy is solicited by the Board of Directors The undersigned hereby authorizes Kimberly J. Popovits and G. Bradley Cole, and each of them, as proxies of the undersigned, with full power of substitution, to represent and vote the shares of common stock of Genomic Health, Inc. ("Genomic Health") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Genomic Health to be held at Seaport Center, 459 Seaport Court, Redwood City, California on June 5, 2014 at 10:00 a.m. (Pacific Time), and at any and all postponements or adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions. Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, the election of all of the nominees for director, FOR Proposal 2, the approval of the Amended and Restated Genomic Health, Inc. 2005 Stock Incentive Plan, FOR Proposal 3, the approval of the Genomic Health, Inc. Executive Cash Bonus Plan, FOR Proposal 4, the approval, on a non-binding advisory basis, of the compensation of our named executive officers and FOR Proposal 5, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2014, and in accordance with the discretion of the Proxies on any other matters as may properly come before the Annual Meeting or any postponements or adjournments thereof. If specific instructions are indicated, this Proxy will be voted in accordance therewith. Please mark, sign, date and mail this proxy card promptly, using the enclosed envelope. Continued and to be signed on reverse side